OMB APPROVAL
                                                 OMB Number:       3235-0570
                                                 Expires:  August 31, 2010
                                                 Estimated average burden
                                                 hours per response.....18.9



                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21654

                         Pioneer Floating Rate Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2008 through November 30, 2009


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


Pioneer Floating
Rate Trust
--------------------------------------------------------------------------------
Annual Report | November 30, 2009
--------------------------------------------------------------------------------







Ticker Symbol: PHD






[LOGO]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                         2

Portfolio Management Discussion                               4

Portfolio Summary                                             9

Prices and Distributions                                     10

Performance Update                                           11

Schedule of Investments                                      12

Financial Statements                                         34

Notes to Financial Statements                                39

Report of Independent Registered Public Accounting Firm      48

Approval of Investment Advisory Agreement                    52

Trustees, Officers and Service Providers                     56


                       Pioneer Floating Rate Trust | Annual Report | 11/30/09  1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have begun to recover this year from one of their most tumultuous periods in history. This is a welcome relief, and we are generally optimistic about the prospects for the economy going forward. Still, challenges remain. Unemployment is high. Consumer demand and loan growth are weak; and housing has not returned to normal.

At Pioneer, we have long advocated the benefits of investing for the long term. This strategy has generally performed well for many investors. Those who remained invested in the market during the downturn have most likely seen their portfolios start to recover this year as the Dow Jones Industrial Average climbed back towards the 10,000 level. Many bond investors have similarly seen a strong rebound, with a broad-based recovery across many different fixed-income asset classes. The riskiest asset classes, such as high-yield bonds, outperformed other fixed-income asset classes through the first eight months of 2009.

At Pioneer, we are not changing the approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential opportunities for making money in many corners of the markets around the globe, it takes research and experience to separate solid investment opportunities from speculation.

Following this difficult period, many investors are rethinking their approach to investing and risk management. Some are questioning whether the basic investment principles they were taught in the past are still useful in today's markets. Complicating matters is that financial markets remain unpredictable. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2   Pioneer Floating Rate Trust | Annual Report | 11/30/09

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA Inc.



Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                       Pioneer Floating Rate Trust | Annual Report | 11/30/09  3

Portfolio Management Discussion | 11/30/09

During 2009, the bank-loan market recovered from the turbulence of 2008, as investors took advantage of the relatively high yields and low prices that bank loans provided. In the following interview, Jonathan Sharkey discusses the performance of Pioneer Floating Rate Trust during the 12 months ended November 30, 2009. Mr. Sharkey, a member of Pioneer's Fixed-Income Department, is responsible for the daily management of the Trust.

Q  How did the Trust perform over the 12 months ended November 30, 2009?

A For the 12-month period, Pioneer Floating Rate Trust returned 51.04% at net asset value and 91.01% at market price. The Trust's benchmark, the Credit Suisse (CS) Leveraged Loan Index, returned 35.75% over the same period. Unlike the Trust, the index does not employ leverage. On November 30, 2009, the Trust's SEC yield was 8.00%.

   At November 30, 2009, the Trust was selling at a premium of market price-to-net asset value of 1.23%. Unlike open-ended funds, the market prices of closed-end funds go up and down based on supply and demand, irrespective of a closed-end fund's net asset value per share. It is not unusual to find closed-end funds trading at a discount or premium to their net asset value. During the 12-month period, we reduced the Trust's dividend rate. This cut-back was the result of reduced earnings due to a decline in the London Interbank Offering Rate (LIBOR) from 2.22% on November 30, 2008, to 0.26% on November 30, 2009, and the rising number of defaults in the Trust's portfolio. Because the Trust had a higher percentage of lower-quality names in its portfolio, it had a higher default rate than its benchmark.

Q What was the investment environment like during the 12-month period ended November 30, 2009?

A At the beginning of the period, floating-rate loans declined in value in the aftermath of the bankruptcy of investment bank Lehman Brothers, the collapse or near-collapse of several other financial institutions, the unwinding of bank-loan portfolios by hedge funds, and an increase in the number of defaults. As we moved through 2009, market conditions improved and bank loans started to recover. At first, only better-quality bank loans did well. Later on, investors were willing to take on more risk and began purchasing lower-quality banks loans. This was beneficial for the Trust, which had a portfolio of loans with an average credit rating of B.

   Investor interest in lower-quality names was driven by three key factors:
   First, bond funds seeking higher yields and investing in lower-rated loans


4   Pioneer Floating Rate Trust | Annual Report | 11/30/09
   that had deep discounts; second, a strong "new issue" market in high-yield bonds that led to the refinancing of bank loans, with prepayments redeployed in the secondary market; and third, more stable economic reports suggesting a better footing for some of the more stressed companies.

Q  Can you comment on the use of leverage in the Trust's portfolio?

A We believe the use of leverage for investment purposes can increase investment opportunity, as well as investment risk. The Trust uses financial leverage primarily in an effort to increase dividend yield to common shareowners. The Trust uses auction-rate preferred shares as a low-cost way of borrowing to provide leverage for the Trust. In December 2008 and January 2009, we redeemed auction rate preferred shares in order to meet regulatory and ratings agency asset coverage requirements for the preferred shares. While leverage was a detractor from the Trust's performance in 2008 and during the first half of 2009, it was a contributor to performance relative to the benchmark CS Leveraged Loan Index over the last six months of the Trust's fiscal year ended November 30, 2009.

Q How did you manage the Trust during the 12-month period ended November 30, 2009?

A We put cash to work and increased the Trust's overall diversification by adding new holdings to the portfolio and reducing exposure to the top-twenty names. Overall, we added more than 120 names to the Trust's portfolio, most of which were "up-in-quality" investments.

   The largest position in the Trust's portfolio was in loans to consumer companies, which represented 18.6% of the Trust's total investment portfolio for loans at November 30, 2009. Consumer companies include food suppliers, service companies, consumer staples companies, specialty retailers, gaming, building products and auto parts suppliers. The Trust invested in Cooper Standard Automotive, a global automotive supplier, Hanesbrands, an apparel company, and hotels, restaurants and leisure companies. Among retailers, we added Sally Beauty Holdings, a beauty supply company, to the Trust's portfolio, and QVC, a home shopping network. The Trust also favored defensive consumer staples companies, such as food and household products businesses, which are somewhat recession resistant. Media companies accounted for 19.0% of the Trust's total investment portfolio for loans. Here, too, we moved the portfolio into more defensive cable, broadcast and satellite companies.

   Because of the uncertainty surrounding health care in the wake of the heated debate raging in Washington over industry reforms, we reduced the Trust's exposure to the sector. However, our ability to take the Trust's allocation to health care down was hampered by some of the Trust's holdings of


                       Pioneer Floating Rate Trust | Annual Report | 11/30/09 5 illiquid pharmaceutical bonds. The pharmaceutical bonds have a low correlation with the credit markets. At this time we remain comfortable holding them in the portfolio. Technology was one of the strongest performing sectors throughout the year, and we added to the Trust's technology position, favoring companies that did well during the economic downturn. Infor Global Solutions, a software company, is an example.

   In terms of credit quality and based on S&P ratings, on November 30, 2009 57.0% of the Trust's total investment portfolio was invested in loans rated "B" or higher, while 43.0% was invested in lower-quality obligations rated "CCC" or lower.

Q What holdings influenced the Trust's performance the most during the 12 months ended November 30, 2009?

A Infor Global, Spectrum Brands, which emerged from bankruptcy and resumed paying its bank debt, and Toys R US were holdings that contributed to the Trust's performance results. Certain cable and broadcasting companies also fared well, with Univision, a Spanish-language television network, being one of the biggest outperformers in the Trust's portfolio. WideOpenWest also aided returns, as did Seven Media, a TV network in Australia.

   Holdings that detracted from the Trust's performance included the illiquid pharmaceutical bonds mentioned above, and virtually anything to do with building or real estate. Examples of holdings which held back the Trust's results are Atrium, a building materials company, and Lake at Las Vegas, a real estate land deal.

Q  What is your investment outlook?

A Floating-rate loans, as an asset class, have a distinct advantage over most other yield-oriented investments in that they have the potential to increase income to investors as interest rates rise. Another key benefit to bank loans is that they are generally secured with the assets and stock of the borrowing firm, and typically have stronger recovery ratings than bonds. Despite the rally to date, bank loans generally still have been trading at discounts to their par values. In a rising interest-rate environment, investment demand for bank loans should increase, which would help support loan prices. As such, the price appreciation potential would only be realized if interest rates start rising, although we are not ready to predict when that may occur. Given stabilization in the economy, the major ratings agencies are forecasting a drop in defaults over the next 12 months. A more stable economy should also enhance borrowers' ability to refinance or make acquisitions, which could also lead to more discounted loans getting redeemed or repaid at par value.

   Going forward, we will continue to look for opportunities in bank loans that may have been previously out of favor with the market, but we do not intend


6   Pioneer Floating Rate Trust | Annual Report | 11/30/09
   to increase the Trust's overall risk profile. We believe bank loans present an interesting opportunity for appropriate investors who may be interested in the potential for generous income and some possible capital appreciation.

Please refer to the Schedule of Investments on pages 12-33 for a full listing of Trust securities.

Information regarding the Trust's principal investment risks is contained in the Trust's original offering prospectus and shareholder reports from time to time. Please refer to this document when considering the Trust's risks.

The Trust may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

The Trust is not limited in the percentage of its assets that may be invested in floating-rate senior loans and other securities deemed to be illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Trust believes it is desirable to do so and their market price is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value, and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust currently uses leverage through the issuance of preferred shares. The Trust also is authorized to borrow from banks and to issue debt securities, which are other forms of leverage. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return for the holders of common shares.

The Trust is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Trust's losses from adverse events affecting a particular issuer.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions.

The Trust is required to maintain certain regulatory and rating agency asset coverage requirements in connection with its outstanding preferred shares. In order to maintain required asset coverage levels, the Trust may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to holders of the Trust's common shares over time.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                       Pioneer Floating Rate Trust | Annual Report | 11/30/09  7

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of the Trust's adviser as of the date of this report. These statements should not be relied upon for any other purposes.


8   Pioneer Floating Rate Trust | Annual Report | 11/30/09

Portfolio Summary | 11/30/09

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Senior Secured Loans                    87.4%
Corporate Bonds                          8.7%
Temporary Cash Investment                0.9%
Collateralized Loan Obligations          1.0%
Common Stock                             2.0%
Claims*                                  0.0%
Warrants*                                0.0%


* Amount is less than 0.1%


Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on S&P ratings.)


[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

BBB                                      2.2%
BB                                      24.6%
B                                       25.7%
CCC                                      3.1%
CC                                       0.2%
D                                        3.0%
Not Rated**                             40.3%
Cash Equivalents                         0.9%


The Trust is actively managed and current holdings may be different.

** These securities are judged to be similar but slightly lower in quality than the rest of the portfolio.


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*
 1.   SMG H5 Pty, Ltd., Facility Term Loan A, 5.73%--6.058%, 12/24/12      2.78%
 2.   Mylan, Inc., U.S. Tranche B Term Loan, 3.563%, 10/2/14               2.73
 3.   Azithromycin Royalty Sub LLC, 16.0%, 5/15/19 (144A)                  2.52
 4.   Solutia, Inc., Term Loan, 7.25%, 2/28/14                             2.44
 5.   HCA, Inc., Tranche B-1 Term Loan, 2.533%, 11/18/13                   2.20
 6.   Broadstripe LLC, First Lien Term Loan, 9.25%--11.25%, 6/30/11        2.14
 7.   Wm. Wrigley Jr. Co., Tranche B Term Loan, 6.5%, 9/30/14              2.00
 8.   Univision Communications, Inc., Initial Term Loan, 2.533%, 9/29/14   2.00
 9.   Cequel Communications LLC, Term Loan, 2.255%--4.25%, 11/5/13         1.97
10.   Ford Motor Co., Tranche B-1 Term Loan, 3.24%--3.29%, 12/15/13        1.87

* This list excludes temporary cash and derivative investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed


                       Pioneer Floating Rate Trust | Annual Report | 11/30/09  9

Prices and Distributions | 11/30/09

Market Value per Common Share
--------------------------------------------------------------------------------

                            11/30/09                11/30/08
                             $11.54                  $6.90
--------------------------------------------------------------------------------
Premium (Discount)             1.23%                (19.95)%
--------------------------------------------------------------------------------

Net Asset Value per Common Share
--------------------------------------------------------------------------------

                            11/30/09                11/30/08
                             $11.40                  $8.62
--------------------------------------------------------------------------------

Distributions per Common Share: 12/1/08-11/30/09
--------------------------------------------------------------------------------

          Net
      Investment        Tax Return        Short-Term        Long-Term
        Income         of Capital      Capital Gains     Capital Gains
        $1.117           $0.053            $ --              $ --
--------------------------------------------------------------------------------

Yields
--------------------------------------------------------------------------------

                                               11/30/09         11/30/08
Distribution Yield at Market Price              10.14%           24.69%
--------------------------------------------------------------------------------
Distribution Yield at Net Asset Value           10.26%           19.76%
--------------------------------------------------------------------------------
30-day SEC Yield                                 8.00%           25.60%
--------------------------------------------------------------------------------

Past performance data quoted represents past performance, which is no guarantee of future results.


10   Pioneer Floating Rate Trust | Annual Report | 11/30/09

Performance Update | 11/30/09

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Floating Rate Trust, compared to that of the Credit Suisse ("CS") Leveraged Loan Index, an index of senior secured U.S. dollar denominated loans.


Cumulative Total Returns
(As of November 30, 2009)
-----------------------------------------------------------
                             Net Asset       Market
                             Value           Value
-----------------------------------------------------------
 Life-of-Trust
 (12/23/04)                   1.41%          -2.16%
-----------------------------------------------------------
 1 Year                      51.04           91.01
-----------------------------------------------------------


[THE DATA BELOW WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]


        Pioneer Floating Rate Trust     CS Leveraged Loan Index
12/04   10,000                          10,000
11/05    9,023                          10,033
11/06   10,913                          10,054
11/07   10,972                           9,880
11/08    5,122                           9,211
11/09    9,783                          10,029


Call 1-800-225-6292 or visit pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below Net Asset Value "NAV", due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which includes preferred shares, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher than market price, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions.

Index comparison begins on 12/31/04. The CS Leveraged Loan Index is a representative index of tradeable, senior, secured U.S. dollar-denominated loans. The index began in January 1992. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The index is not leveraged. You cannot invest directly in an index.


                      Pioneer Floating Rate Trust | Annual Report | 11/30/09  11

Schedule of Investments | 11/30/09


Principal                 S&P/Moody's
Amount                    Ratings
USD ($)                   (unaudited)                                                      Value
                                           COLLATERALIZED LOAN
                                           OBLIGATIONS -- 1.6% of Net Assets
                                           BANKS -- 1.2%
                                           Diversified Banks -- 0.6%
      1,000,000(a)(b)(c)       BBB/Caa2    Primus, Ltd., 2007-2A D, 1.684%,
                                           7/15/21 (144A)                                  $    404,830
      1,000,000(a)(b)          CCC+/B2     Rampart, Ltd., 2006-1A, 3.834%,
                                           4/18/21 (144A)                                       642,480
        953,499(a)(b)         CCC-/Caa3    Stanfield McLaren, Ltd., 2007-1A B2L,
                                           4.756%, 2/27/21 (144A)                               604,842
                                                                                           ------------
                                                                                           $  1,652,152
-------------------------------------------------------------------------------------------------------
                                           Thrifts & Mortgage Finance -- 0.6%
      1,013,186(a)(b)           BBB/Ca     Gulf Stream Sextant, Ltd., 2007-1A D,
                                           2.693%, 6/17/21 (144A)                          $    507,728
      1,000,000(a)(b)          BB/Caa3     Landmark CDO, Ltd., 2007-9A E,
                                           3.784%, 4/15/21 (144A)                               422,820
      2,000,000(a)(b)          BB+/Ba3     Stone Tower, Ltd., 2007-6A C,
                                           1.634%, 4/17/21 (144A)                               900,000
                                                                                           ------------
                                                                                           $  1,830,548
                                                                                           ------------
                                           Total Banks                                     $  3,482,700
-------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 0.4%
                                           Other Diversified Financial Services -- 0.2%
      1,000,000(a)(b)           BBB/B1     ACA, Ltd. 2007-1A D, 2.634%, 6/15/22 (144A)     $    483,340
-------------------------------------------------------------------------------------------------------
                                           Investment Banking & Brokerage -- 0.2%
      1,000,000(a)(b)          BBB-/B3     Goldman Sachs Asset Management Plc,
                                           2007-1A D, 3.031%, 8/1/22 (144A)                $    519,610
                                                                                           ------------
                                           Total Diversified Financials                    $  1,002,950
-------------------------------------------------------------------------------------------------------
                                           TOTAL COLLATERALIZED LOAN OBLIGATIONS
                                           (Cost $6,248,788)                               $  4,485,650
-------------------------------------------------------------------------------------------------------
                                           SENIOR SECURED FLOATING RATE LOAN
                                           INTERESTS -- 145.0% of Net Assets*
                                           ENERGY -- 6.5%
                                           Oil & Gas Drilling -- 1.8%
      2,184,684                 NR/NR      Big West Oil LLC, Delayed Advance Term Loan,
                                           4.5%, 5/15/14                                   $  2,102,758
      1,737,816                 NR/NR      Big West Oil LLC, Initial Advance Term Loan,
                                           4.5%, 5/15/14                                      1,672,648
        934,038(a)(d)(e)        NR/NR      TARH E&P Holding, L.P., First Lien Second Out
                                           Credit Facility Term Loan, 3.67%, 6/29/12            934,037
        359,249(a)(d)(e)        NR/NR      TARH E&P Holding, L.P., Second Lien Term Loan,
                                           14.0%, 6/29/12                                       341,286
                                                                                           ------------
                                                                                           $  5,050,729
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


12   Pioneer Floating Rate Trust | Annual Report | 11/30/09

Principal                 S&P/Moody's
Amount                    Ratings
USD ($)                   (unaudited)                                                      Value
                                           Oil & Gas Equipment & Services -- 2.0%
      2,242,816              BB-/B2        Coffeyville Resources LLC, Tranche D Term Loan,
                                           8.5%, 12/28/13                                  $  2,242,816
      4,324,706(a)(d)        NR/NR         Value Creation, Inc., Term Loan, 12.5%, 2/15/10    3,448,953
                                                                                           ------------
                                                                                           $  5,691,769
-------------------------------------------------------------------------------------------------------
                                           Oil & Gas Exploration & Production -- 1.7%
      4,995,000(a)(c)        NR/NR         Crusader Energy Group, Inc., Second Lien Term
                                           Loan, 12.0%, 7/18/13                            $  3,246,750
      1,612,942              BB-/B3        VenoCo., Inc., Second Lien Term Loan,
                                           4.25%, 5/8/14                                      1,439,048
                                                                                           ------------
                                                                                           $  4,685,798
-------------------------------------------------------------------------------------------------------
                                           Oil & Gas Refining & Marketing -- 0.6%
      1,700,000              NR/NR         Pilot Travel Centers LLC, Term Loan B,
                                           3.5%, 11/24/15                                  $  1,704,250
-------------------------------------------------------------------------------------------------------
                                           Oil & Gas Storage & Transportation -- 0.4%
      1,042,109               B/B1         Atlas Pipeline Partners, L.P., Term Loan,
                                           6.75%, 7/27/14                                  $  1,021,266
                                                                                           ------------
                                           Total Energy                                    $ 18,153,812
-------------------------------------------------------------------------------------------------------
                                           MATERIALS -- 6.6%
                                           Diversified Chemicals -- 4.2%
        454,244             BBB-/Ba1       Ashland, Inc., Term B Borrowing,
                                           7.65%, 5/13/14                                  $    462,856
     10,996,679              B+/Ba3        Solutia, Inc., Term Loan, 7.25%, 2/28/14          11,169,481
                                                                                           ------------
                                                                                           $ 11,632,337
-------------------------------------------------------------------------------------------------------
                                           Specialty Chemicals -- 0.3%
        746,250             BB+/Ba1        Nalco Co., Term Loan, 6.5%, 5/13/16             $    754,179
-------------------------------------------------------------------------------------------------------
                                           Paper Packaging -- 1.1%
        457,381              B+/B1         Graham Packaging Co., L.P., Term Loan B.,
                                           2.5%, 10/7/11                                   $    443,742
        891,097              B+/B1         Graham Packaging Co., L.P., Term Loan C,
                                           6.75%, 4/5/14                                        891,765
      1,999,540             BB-/Ba3        Graphic Packaging International, Inc., Incremental
                                           Term Loan, 2.984% - 5.0%, 5/16/14                  1,892,065
                                                                                           ------------
                                                                                           $  3,227,572
-------------------------------------------------------------------------------------------------------
                                           Aluminum -- 0.5%
      1,400,000              NR/NR         Reynolds Group Holdings, Inc., U.S. Term Loan,
                                           6.25%, 11/5/15                                  $  1,401,313
-------------------------------------------------------------------------------------------------------
                                           Steel -- 0.5%
      1,399,328              BB-/B3        Essar Steel Algoma, Inc., Term Loan,
                                           8.0%, 6/20/13                                   $  1,328,196
                                                                                           ------------
                                           Total Materials                                 $ 18,343,597
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                      Pioneer Floating Rate Trust | Annual Report | 11/30/09  13

Principal                 S&P/Moody's
Amount                    Ratings
USD ($)                   (unaudited)                                                      Value
                                           CAPITAL GOODS -- 6.5%
                                           Aerospace & Defense -- 2.2%
        487,429              B+/B3         Aeroflex, Inc., Tranche B-2 Term Loan,
                                           4.063%, 8/15/14                                 $    443,764
      2,019,189             BBB-/Ba1       BE Aerospace, Inc., Tranche B Term Loan,
                                           5.75%, 7/28/14                                     2,031,305
        757,268               B/B3         DAE Aviation Holdings, Inc., Tranche B-1 Term
                                           Loan, 4.04%, 7/31/14                                 694,794
      1,680,295              BB/B1         Hunter Defense Technologies, Inc., Term Loan,
                                           3.54%, 8/22/14                                     1,529,068
        909,002(d)          CCC+/NR        IAP Worldwide Services, Inc., First Lien Term Loan,
                                           9.25% - 9.5%, 12/30/12                               774,167
        740,842               B/NR         Standard Aero, Ltd., Tranche B-2 Term Loan,
                                           4.04%, 7/31/14                                       679,722
                                                                                           ------------
                                                                                           $  6,152,820
-------------------------------------------------------------------------------------------------------
                                           Building Products -- 1.5%
      5,641,747(c)(d)        D/Caa3        Atrium Companies, Inc., Closing Date Term Loan,
                                           11.75%, 5/31/12                                 $  2,947,813
      1,332,162              NR/NR         Custom Building Products, Inc., First Lien Term
                                           Loan, 8.0%, 10/29/11                               1,297,193
                                                                                           ------------
                                                                                           $  4,245,006
-------------------------------------------------------------------------------------------------------
                                           Construction & Engineering -- 0.6%
      1,686,306             BB+/Ba1        URS Corp., Tranche B Term Loan,
                                           2.533%, 5/15/13                                 $  1,649,769
-------------------------------------------------------------------------------------------------------
                                           Industrial Conglomerates -- 0.4%
        992,308             BB-/Ba2        Kansas City Southern Railway Co., Advance Term
                                           Loan B, 1.99% - 2.04%, 4/28/13                  $    932,769
-------------------------------------------------------------------------------------------------------
                                           Construction & Farm Machinery & Heavy
                                           Trucks -- 1.8%
      4,224,359              BB/B1         Manitowoc Co., Inc., Term Loan B, 7.5%, 11/6/14 $  4,068,586
      1,000,000              BB-/B2        Oshkosh Truck Corp., Term Loan B,
                                           6.29% - 6.33%, 12/6/13                             1,000,069
                                                                                           ------------
                                                                                           $  5,068,655
                                                                                           ------------
                                           Total Capital Goods                             $ 18,049,019
-------------------------------------------------------------------------------------------------------
                                           COMMERCIAL & PROFESSIONAL
                                           SERVICES -- 5.0%
                                           Commercial Printing -- 1.2%
         71,856              NR/Ba3        Cenveo Corp., Delayed Draw Term Loan,
                                           4.792%, 6/21/13                                 $     69,431
      2,516,795             BB-/Ba3        Cenveo Corp., Facility Term Loan C,
                                           4.792%, 6/21/13                                    2,431,853
        748,646              NR/B1         World Color Press, Inc. & World Color (USA)
                                           Corp., Advance Term Loan, 9.0%, 7/21/12              752,857
                                                                                           ------------
                                                                                           $  3,254,141
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14   Pioneer Floating Rate Trust | Annual Report | 11/30/09

 Principal                   S&P/Moody's
Amount                     Ratings
USD ($)                    (unaudited)                                                     Value
                                           Diversified Commercial & Professional
                                           Services - 2.4%
        972,500              NR/Ba3        Aramark Canada, Ltd., Canadian Term Loan,
                                           2.158%, 1/26/14                                 $    875,250
      6,221,341              NR/NR         Cydcor, Inc., First Lien Tranche B Term Loan,
                                           9.0%, 2/5/13                                       5,754,741
                                                                                           ------------
                                                                                           $  6,629,991
-------------------------------------------------------------------------------------------------------
                                           Environmental & Support Services -- 0.2%
        423,938              BB/Ba2        Casella Waste Systems, Inc., Term Loan B,
                                           7.0%, 4/9/14                                    $    426,057
-------------------------------------------------------------------------------------------------------
                                           Diversified Support Services -- 0.9%
        791,916             BB-/Ba3        Allied Security Holdings LLC, Term Loan,
                                           6.75%, 2/20/15                                  $    798,350
      1,750,000              NR/NR         Language Line LLC, Tranche B Term Loan,
                                           5.75%, 11/4/15                                     1,722,656
                                                                                           ------------
                                                                                           $  2,521,006
-------------------------------------------------------------------------------------------------------
                                           Security & Alarm Services -- 0.3%
      1,000,000              NR/NR         Protection One Alarm Monitoring, Inc., Tranche
                                           B-2 Term Loan, 10.0%, 3/31/14                   $    961,250
                                                                                           ------------
                                           Total Commercial & Professional Services        $ 13,792,445
-------------------------------------------------------------------------------------------------------
                                           TRANSPORTATION -- 3.2%
                                           Airlines -- 1.6%
        980,000              NR/Ba2        Delta Airlines, Inc., Credit-Linked Deposit Loan,
                                           8.656%, 4/30/12                                 $    868,934
        473,939               B/B2         Delta Airlines, Inc., Second Lien Term Loan,
                                           3.534%, 4/30/14                                      388,461
        900,000             BB-/Ba2        Delta Airlines, Inc., Term Loan, 8.75%, 9/27/13      899,625
      3,650,000              B+/B3         US Airways Group, Inc., Term Loan,
                                           2.781%, 3/21/14                                    2,422,688
                                                                                           ------------
                                                                                           $  4,579,708
-------------------------------------------------------------------------------------------------------
                                           Marine -- 0.5%
      1,500,000              NR/NR         Horizon Lines LLC, Term Loan, 3.25%, 8/8/12     $  1,275,000
-------------------------------------------------------------------------------------------------------
                                           Trucking -- 0.5%
      1,611,960(c)(d)        NR/NR         Gainey Corp., Term Loan, 3.25%, 4/20/12         $    423,139
        377,149              NR/NR         SIRVA Worldwide, Inc., Revolving Credit Loan,
                                           9.5%, 5/12/12                                        169,717
      2,390,693(d)           NR/NR         SIRVA Worldwide, Inc., Second Lien Term Loan,
                                           12.0%, 5/12/15                                       328,720
      1,018,606              NR/NR         SIRVA Worldwide, Inc., Term Loan,
                                           9.5%, 5/12/12                                        509,303
                                                                                           ------------
                                                                                           $  1,430,879
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Floating Rate Trust | Annual Report | 11/30/09  15

Principal                       S&P/Moody's
Amount                          Ratings
USD ($)                         (unaudited)                                                    Value
                                           Airport Services -- 0.6%
      1,797,493                 NR/NR      AWAS Capital, Inc., First Lien Term Loan,
                                           2.063%, 3/24/13                                     $  1,649,200
                                                                                               ------------
                                           Total Transportation                                $  8,934,787
-----------------------------------------------------------------------------------------------------------
                                           AUTOMOBILES & COMPONENTS -- 5.8%
                                           Auto Parts & Equipment -- 2.7%
      2,530,753                  B/B2      Allison Transmission, Inc., Term Loan,
                                           2.99% - 3.04%, 8/7/14                               $  2,231,281
         37,495                 NR/NR      Cooper-Standard Automotive Canada, Ltd.,
                                           Canadian Revolving Loan (CAM), 7.0%, 12/23/10             35,902
         32,045                  D/NR      Cooper-Standard Automotive Canada, Ltd.,
                                           Tranche A Term Loan (CAM), 7.0%, 12/23/10                 30,684
         97,713                  D/NR      Cooper-Standard Automotive Canada, Ltd.,
                                           Tranche B Term Loan, 7.0%, 12/23/11                       93,560
         40,695                 NR/NR      Cooper-Standard Automotive, Inc., Multicurrency
                                           Revolving Loan (CAM), 7.0%, 12/23/10                      38,965
        244,083                  D/NR      Cooper-Standard Automotive, Inc., Tranche C
                                           Term Loan, 7.0%, 12/23/11                                233,710
        271,324                  D/NR      Cooper-Standard Automotive, Inc., Tranche D
                                           Term Loan, 7.0%, 12/23/11                                259,793
        134,653                 NR/NR      Cooper-Standard Automotive, Inc., Tranche E
                                           Term Loan, 7.0%, 12/23/11                                128,930
         89,535                  D/NR      Cooper-Standard Automotive, Inc., U.S. Revolving
                                           Loan (CAM), 2.75% -- 7.0%, 12/23/10                       85,730
      3,900,000                 NR/NR      Key Safety Systems, Inc., First Lien Term Loan,
                                           2.492% - 2.533%, 3/8/14                                2,635,749
      1,687,500                 NR/NR      Lear Corp., Delayed Draw Term Loan,
                                           7.5%, 10/15/14                                         1,694,883
                                                                                               ------------
                                                                                               $  7,469,187
-----------------------------------------------------------------------------------------------------------
                                           Automobile Manufacturers -- 3.1%
      9,724,459                 B-/Ba3     Ford Motor Co., Tranche B-1 Term Loan,
                                           3.24% - 3.29%, 12/15/13                             $  8,581,835
                                                                                               ------------
                                           Total Automobiles & Components                      $ 16,051,022
-----------------------------------------------------------------------------------------------------------
                                           CONSUMER DURABLES & APPAREL -- 1.5%
                                           Homebuilding -- 0.7%
      2,369,368(c)(d)           NR/NR      Ginn LA Conduit Lender, Inc., First Lien Tranche A
                                           Credit-Linked Deposit Loan, 6.478%, 6/8/11          $    201,396
      5,077,235(c)(d)           NR/NR      Ginn LA Conduit Lender, Inc., First Lien Tranche B
                                           Term Loan, 6.196%, 6/8/11                                431,565
      1,907,427(a)(c)(d)        NR/NR      Rhodes Companies LLC, First Lien Term Loan,
                                           9.75% - 15.75%, 11/21/10                                 327,839

The accompanying notes are an integral part of these financial statements.

16   Pioneer Floating Rate Trust | Annual Report | 11/30/09

 Principal                     S&P/Moody's
 Amount                        Ratings
 USD ($)                       (unaudited)                                                     Value
                                           Homebuilding -- (continued)
      1,000,000(c)(f)           NR/NR      WAICCS Las Vegas 3 LLC, First Lien Term Loan,
                                           7.75%, 7/30/09                                      $    200,000
      4,500,000(c)(f)           NR/NR      WAICCS Las Vegas 3 LLC, Second Lien Term
                                           Loan, 13.25%, 7/30/09                                    663,750
                                                                                               ------------
                                                                                               $  1,824,550
-----------------------------------------------------------------------------------------------------------
                                           Housewares & Specialties -- 0.5%
        768,935                 BB/Ba2     Jarden Corp., Term Loan B-3, 2.783%, 1/24/12        $    750,947
        650,134                BB-/Ba3     Yankee Candle Co., Inc., Term Loan,
                                           2.24%, 2/6/14                                            601,838
                                                                                               ------------
                                                                                               $  1,352,785
-----------------------------------------------------------------------------------------------------------
                                           Apparel, Accessories & Luxury Goods -- 0.3%
        835,242                BB+/Ba1     Hanesbrands, Inc., Term Loan B, 5.032%, 9/5/13      $    837,778
                                                                                               ------------
                                           Total Consumer Durables & Apparel                   $  4,015,113
-----------------------------------------------------------------------------------------------------------
                                           CONSUMER SERVICES -- 3.6%
                                           Casinos & Gaming -- 1.4%
      5,000,000(a)(c)           NR/NR      Fontainebleau Florida Hotel LLC, Tranche C Term
                                           Loan, 10.0%, 6/6/12                                 $  1,575,000
        666,667(c)              NR/NR      Fontainebleau Las Vegas LLC, Delayed Draw Term
                                           Loan, 6.0%, 6/6/14                                       212,222
      1,333,333(c)              NR/NR      Fontainebleau Las Vegas LLC, Initial Term Loan,
                                           6.0%, 6/6/14                                             424,444
      1,200,000                 NR/NR      Harrah's Operating Co., Inc., Term Loan B-4,
                                           9.5%, 10/31/16                                         1,166,100
        715,085                BB+/Ba2     Penn National Gaming, Inc., Term Loan B,
                                           1.98% - 2.03%, 10/3/12                                   686,034
                                                                                               ------------
                                                                                               $  4,063,800
-----------------------------------------------------------------------------------------------------------
                                           Hotels, Resorts & Cruise Lines -- 0.4%
      1,190,445                 NR/NR      Yellowstone Mountain Club LLC, Senior First Lien
                                           Term Loan, 6.0%, 7/16/14                            $  1,005,926
-----------------------------------------------------------------------------------------------------------
                                           Leisure Facilities -- 0.7%
         12,111(a)(c)           NR/NR      Lake at Las Vegas Joint Venture, Mezzaine Loan,
                                           20.0%, 12/31/09                                     $        424
        587,649(a)(c)           NR/NR      Lake at Las Vegas Joint Venture, Revolving Credit-
                                           Linked Deposit Account Loan, 12.35%, 12/22/12             17,140
      6,158,377(a)(c)(d)        NR/NR      Lake at Las Vegas Joint Venture, Term Loan,
                                           12.35%, 12/22/12                                         179,622
      1,765,105(d)              NR/NR      Lake at Las Vegas Joint Venture, Term Loan,
                                           9.734%, 12/31/09                                         970,808
        750,000                 NR/NR      Universal City Development Partners, Ltd., Term
                                           Loan, 6.5%, 11/6/14                                      748,711
                                                                                               ------------
                                                                                               $  1,916,705
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer Floating Rate Trust | Annual Report | 11/30/09  17

 Principal                        S&P/Moody's
 Amount                           Ratings
 USD ($)                          (unaudited)                                                      Value
                                               Education Services -- 0.6%
      1,800,000                   BB-/Ba3      Bright Horizons Family Solutions, Inc., Tranche B
                                               Term Loan, 7.5%, 5/28/15                            $  1,796,400
---------------------------------------------------------------------------------------------------------------
                                               Specialized Consumer Services -- 0.5%
      1,250,000                    B/Ba3       Adesa, Inc., Initial Term Loan, 2.49%, 10/21/13     $  1,159,375
        165,585                    NR/Ba3      Travelport LLC, Incremental Term Loan C,
                                               10.5%, 8/23/13                                           166,827
                                                                                                   ------------
                                                                                                   $  1,326,202
                                                                                                   ------------
                                               Total Consumer Services                             $ 10,109,033
---------------------------------------------------------------------------------------------------------------
                                               MEDIA -- 27.5%
                                               Advertising -- 0.6%
      1,640,000                    BB/NR       Lamar Media Corp., Incremental Term Loan
                                               Series B, 3.5%, 9/28/12                             $  1,632,805
---------------------------------------------------------------------------------------------------------------
                                               Broadcasting -- 9.8%
      2,658,731                   NR/Baa3      Discovery Communications Holding, LLC, Term
                                               Loan C, 5.25%, 5/14/14                              $  2,680,666
AUD  16,476,857                    NR/NR       SMG H5 Pty, Ltd., Facility Term Loan A,
                                               5.73% - 6.058%, 12/28/12                              12,744,347
     11,115,966                    B-/B2       Univision Communications, Inc., Initial Term Loan,
                                               2.533%, 9/29/14                                        9,167,204
      3,769,895(a)(c)               D/NR       Young Broadcasting, Inc., Term Loan,
                                               4.75%, 11/3/12                                         2,665,855
                                                                                                   ------------
                                                                                                   $ 27,258,072
---------------------------------------------------------------------------------------------------------------
                                               Cable & Satellite -- 11.0%
     19,591,675(a)(c)(d)(e)        NR/NR       Broadstripe LLC, First Lien Term Loan,
                                               9.25% - 11.25%, 6/30/11                             $  9,795,837
      1,428,203(a)(c)(d)(e)        NR/NR       Broadstripe LLC, Revolver Credit Loan,
                                               8.87% - 11.42%, 6/30/11                                  714,102
      9,731,809                   BB-/Ba3      Cequel Communications LLC, Term Loan,
                                               2.255% - 4.25%, 11/5/13                                9,022,195
      4,949,622                     D/B1       Charter Communications Operating LLC, New
                                               Term Loan, 4.24%, 3/6/14                               4,592,839
      6,742,294                     B/B1       Knology, Inc., Term Loan, 2.484%, 6/30/12              6,472,602
                                                                                                   ------------
                                                                                                   $ 30,597,575
---------------------------------------------------------------------------------------------------------------
                                               Movies & Entertainment -- 5.1%
      2,380,607                    NR/NR       Alpha Topco, Ltd., Facility Term Loan B-1,
                                               2.359%, 12/31/13                                    $  2,104,456
      1,608,032                    NR/NR       Alpha Topco, Ltd., Facility Term Loan B-2,
                                               2.359%, 12/31/13                                       1,421,500
      1,650,000                    B-/B3       Lodgenet Entertainment Corp., Closing Date Term
                                               Loan, 2.29%, 4/4/14                                    1,505,625
      7,754,133(c)                 NR/NR       Metro-Goldwyn-Mayer, Inc., Tranche B Term Loan,
                                               5.5%, 4/9/12                                           4,917,415

The accompanying notes are an integral part of these financial statements.


18   Pioneer Floating Rate Trust | Annual Report | 11/30/09

Principal                      S&P/Moody's
Amount                         Ratings
USD ($)                        (unaudited)                                                    Value
                                           Movies & Entertainment -- (continued)
      4,875,500                 B-/B1      WideOpenWest Finance LLC, First Lien Term Loan,
                                           2.742% - 4.75%, 6/30/14                            $  4,479,366
                                                                                              ------------
                                                                                              $ 14,428,362
----------------------------------------------------------------------------------------------------------
                                           Publishing -- 1.0%
EURO    935,574                 NR/NR      Mediannuaire Holding, Term Loan B-2,
                                           3.028%, 10/10/14                                   $  1,005,862
EURO    935,574                 NR/NR      Mediannuaire Holding, Term Loan C,
                                           3.528%, 10/9/15                                       1,005,862
      3,500,000(c)             CC/Caa3     Penton Media Holdings, Inc., Second Lien Term
                                           Loan, 5.281%, 2/1/14                                    775,835
                                                                                              ------------
                                                                                              $  2,787,559
                                                                                              ------------
                                           Total Media                                        $ 76,704,373
----------------------------------------------------------------------------------------------------------
                                           RETAILING -- 5.7%
                                           Distributors -- 0.9%
     15,133,432(a)(c)(d)        NR/NR      Home Interiors & Gifts, Inc., Proof of Claims,
                                           6.86% -- 8.02%, 3/31/11                            $  2,648,351
----------------------------------------------------------------------------------------------------------
                                           Catalog Retail -- 0.2%
        554,615                 NR/NR      QVC, Inc., Tranche 2-W Term Loan,
                                           3.737%, 10/4/11                                    $    551,149
----------------------------------------------------------------------------------------------------------
                                           General Merchandise Stores -- 2.8%
      3,319,722                BB-/Ba3     Dollar General Corp., Tranche B-1 Term Loan,
                                           2.984% - 3.031%, 7/7/14 (144A)                     $  3,123,444
      4,987,500                 B-/B2      Dollar General Corp., Tranche B-2 Term Loan,
                                           2.984%, 7/7/14 (144A)                                 4,668,160
                                                                                              ------------
                                                                                              $  7,791,604
----------------------------------------------------------------------------------------------------------
                                           Specialty Stores -- 1.8%
        967,414                 BB/B1      Sally Holdings LLC, Term Loan B,
                                           2.48%, 11/16/13                                    $    915,566
      4,180,099                 BB-/B1     Toys R Us -- Delaware, Inc., Tranche B Term Loan,
                                           4.486%, 7/19/12                                       4,042,286
                                                                                              ------------
                                                                                              $  4,957,852
                                                                                              ------------
                                           Total Retailing                                    $ 15,948,956
----------------------------------------------------------------------------------------------------------
                                           FOOD & STAPLES RETAILING -- 2.1%
                                           Drug Retail -- 0.5%
      1,400,000                 B+/B3      Rite Aid Corp., Tranche 4 Term Loan,
                                           9.5%, 6/10/15                                      $  1,448,416
----------------------------------------------------------------------------------------------------------
                                           Food Retail -- 1.6%
      4,887,500                  B/B2      Pinnacle Foods Finance LLC, Term Loan,
                                           2.994%, 4/2/14                                     $  4,464,731
                                                                                              ------------
                                           Total Food & Staples Retailing                     $  5,913,147
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                      Pioneer Floating Rate Trust | Annual Report | 11/30/09  19

Principal                S&P/Moody's
Amount                   Ratings
USD ($)                  (unaudited)                                                       Value
                                      FOOD, BEVERAGE & TOBACCO -- 5.4%
                                      Distillers & Vintners -- 0.4%
      1,100,000           BB/Ba3      Constellation Brands, Inc., New Tranche B Term
                                      Loan, 1.75%, 6/5/13                                  $  1,045,612
-------------------------------------------------------------------------------------------------------
                                      Packaged Foods & Meats -- 5.0%
        994,898           BB/B1       Dean Foods Co., Tranche B Term Loan,
                                      1.615%, 4/2/14                                       $    924,011
        260,245          BB-/Ba2      Dole Food Co., Inc., Credit-Linked Deposit Loan,
                                      0.284%, 4/12/13                                           262,894
        309,911          BB-/Ba2      Dole Food Co., Inc., Tranche B Term Loan,
                                      8.0%, 4/12/13                                             313,065
        951,461          BB-/Ba2      Dole, Ltd., Tranche C Term Loan, 8.0%, 4/12/13            961,146
      2,540,730           NR/NR       Sturm Foods, Inc., Initial First Lien Term Loan,
                                      2.813%, 1/31/14                                         2,351,763
      9,143,750           NR/NR       Wm. Wrigley Jr. Co., Tranche B Term Loan,
                                      6.5%, 10/6/14                                           9,195,165
                                                                                           ------------
                                                                                           $ 14,008,044
                                                                                           ------------
                                      Total Food, Beverage & Tobacco                       $ 15,053,656
-------------------------------------------------------------------------------------------------------
                                      HOUSEHOLD & PERSONAL PRODUCTS -- 4.4%
                                      Household Products -- 3.0%
      2,493,019           B+/B1       Central Garden & Pet Co., Tranche B Term Loan,
                                      1.74%, 9/30/12                                       $  2,368,368
      1,700,000           NR/NR       JohnsonDiversey, Inc., Tranche B Dollar Term
                                      Loan, 3.5%, 11/24/15                                    1,700,000
      4,136,339(d)        NR/B3       Spectrum Brands, Inc., Dollar Term Loan B,
                                      8.0% - 8.75%, 6/30/12                                   4,020,005
        210,397           NR/NR       Spectrum Brands, Inc., LC Loan, 1.5%, 6/30/12             204,479
                                                                                           ------------
                                                                                           $  8,292,852
-------------------------------------------------------------------------------------------------------
                                      Personal Products -- 1.4%
        979,950(a)        NR/NR       Appleseed's Intermediate Holdings, Inc., First Lien
                                      Term Loan, 4.24%, 4/30/13                            $    465,476
      1,100,000           NR/NR       Brickman Group Holdings, Inc., Tranche B Term
                                      Loan, 2.283%, 1/23/14                                   1,023,000
      2,500,000           B+/Ba3      Revlon Consumer Products Corp., Term Loan,
                                      4.29% - 4.3%, 1/15/12                                   2,417,708
                                                                                           ------------
                                                                                           $  3,906,184
                                                                                           ------------
                                      Total Household & Personal Products                  $ 12,199,036
-------------------------------------------------------------------------------------------------------
                                      HEALTH CARE EQUIPMENT & SERVICES -- 11.8%
                                      Health Care Equipment & Services -- 1.5%
        714,286            B/NR       Fenwal, Inc., First Lien Delayed Draw Term Loan,
                                      2.506%, 2/28/14                                      $    618,452
      4,178,571            B/NR       Fenwal, Inc., Initial First Lien Term Loan,
                                      2.484% - 2.506%, 2/28/14                                3,617,945
                                                                                           ------------
                                                                                           $  4,236,397
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


20   Pioneer Floating Rate Trust | Annual Report | 11/30/09

Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                    Value
                                     Health Care Supplies -- 2.8%
       464,930           BB-/B1      Bausch & Lomb, Inc., Delayed Draw Term Loan,
                                     3.504% - 3.533%, 4/24/15                          $    437,034
     1,914,539           BB-/B1      Bausch & Lomb, Inc., Parent Term Loan,
                                     3.533%, 4/24/15                                      1,799,667
     2,690,092           BB-/B1      Biomet, Inc., Dollar Term Loan,
                                     3.254% - 3.285%, 3/25/15                             2,555,071
     5,163,713(c)         D/NR       CCS Medical, Inc., First Lien Term Loan,
                                     4.35%, 9/30/12                                       2,771,195
       150,564           NR/NR       CCS Medical, Inc., Term Loan, 11.0%, 1/14/10           150,564
                                                                                       ------------
                                                                                       $  7,713,531
---------------------------------------------------------------------------------------------------
                                     Health Care Services -- 2.8%
       750,000           NR/NR       Alliance HealthCare Services, Initial Term Loan,
                                     3.5%, 6/1/16                                      $    741,563
     1,290,040          NR/Baa3      Fresenius SE, Tranche B-1 Term Loan,
                                     6.75%, 9/10/14                                       1,298,563
     2,931,298          CCC+/B2      LifeCare Holdings, Term Loan, 4.54%, 8/10/12         2,454,962
     1,006,111(d)        NR/NR       Medical Staffing Network, Inc., Second Lien Term
                                     Loan, 13.5%, 7/2/14                                    528,208
     1,920,000           NR/NR       RehabCare Group, Inc., Term Loan B,
                                     6.0%, 11/24/15                                       1,901,040
     1,000,000           BB/Ba3      Rural/Metro Operating Co. LLC, Term Loan,
                                     7.0%, 12/9/14                                          990,000
                                                                                       ------------
                                                                                       $  7,914,336
---------------------------------------------------------------------------------------------------
                                     Health Care Facilities -- 4.0%
        48,539           BB/Ba3      CHS/Community Health Systems, Inc., Delayed
                                     Draw Term Loan, 2.506%, 7/25/14                   $     44,484
       951,461           BB/Ba3      CHS/Community Health Systems, Inc., Term
                                     Loan, 2.484% - 2.506%, 7/25/14                         871,974
    10,813,450           BB/Ba3      HCA, Inc., Tranche B-1 Term Loan,
                                     2.533%, 11/18/13                                    10,068,003
                                                                                       ------------
                                                                                       $ 10,984,461
---------------------------------------------------------------------------------------------------
                                     Managed Health Care -- 0.7%
       904,292            B/B2       Aveta, Inc., MMM Original Term Loan,
                                     5.49%, 8/22/11                                    $    886,206
       134,337           NR/B2       Aveta, Inc., NAMM New Term Loan,
                                     5.49%, 8/22/11                                         131,762
       242,069           NR/B2       Aveta, Inc., NAMM Original Term Loan,
                                     5.49%, 8/22/11                                         237,227
       741,088           NR/B2       Aveta, Inc., PHMC Acquisition Term Loan,
                                     5.49%, 8/22/11                                         726,883
                                                                                       ------------
                                                                                       $  1,982,078
                                                                                       ------------
                                     Total Health Care Equipment & Services            $ 32,830,803
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                      Pioneer Floating Rate Trust | Annual Report | 11/30/09  21

Principal         S&P/Moody's
Amount            Ratings
USD ($)           (unaudited)                                                     Value
                                PHARMACEUTICALS & BIOTECHNOLOGY & LIFE
                                SCIENCES -- 6.7%
                                Biotechnology -- 0.7%
   722,034          NR/NR       Warner Chilcott Co., LLC, Term Loan A,
                                5.5%, 10/30/14                                    $    721,017
   794,237          NR/NR       Warner Chilcott Co., LLC, Term Loan B-2,
                                5.75%, 4/30/15                                         793,118
   361,017          NR/NR       Warner Chilcott Corp., Term Loan B-1,
                                5.75%, 4/30/15                                         360,565
                                                                                  ------------
                                                                                  $  1,874,700
----------------------------------------------------------------------------------------------
                                Pharmaceuticals -- 4.9%
   694,960          NR/NR       Fresenius SE, Tranche B-2 Term Loan,
                                6.75%, 9/10/14                                    $    699,551
 2,000,000          NR/NR       Graceway Pharmaceuticals LLC, Mezzanine Loan,
                                8.484%, 11/1/13                                        400,000
12,978,349         BB+/Ba3      Mylan, Inc., U.S. Tranche B Term Loan,
                                3.563%, 10/2/14                                     12,519,239
                                                                                  ------------
                                                                                  $ 13,618,790
----------------------------------------------------------------------------------------------
                                Life Sciences Tools & Services -- 1.1%
 3,170,000        BBB-/Baa3     Life Technologies Corp., Facility Term Loan B,
                                5.25%, 11/21/15                                   $  3,172,615
                                                                                  ------------
                                Total Pharmaceuticals & Biotechnology & Life
                                Sciences                                          $ 18,666,105
----------------------------------------------------------------------------------------------
                                DIVERSIFIED FINANCIALS -- 0.8%
                                Specialized Finance -- 0.7%
 1,925,473          B+/Ba3      Collect Acquisition Corp., Advance Term Loan B,
                                7.5%, 5/15/13                                     $  1,848,454
----------------------------------------------------------------------------------------------
                                Consumer Finance -- 0.1%
   135,424          BB-/NR      Dollar Financial Corp., Canadian Borrower Term
                                Loan, 3.04%, 10/30/12                             $    128,991
    99,576          NR/NR       Dollar Financial Corp., Delayed Draw Term Loan,
                                3.04%, 10/30/12                                         94,846
                                                                                  ------------
                                                                                  $    223,837
                                                                                  ------------
                                Total Diversified Financials                      $  2,072,291
----------------------------------------------------------------------------------------------
                                INSURANCE -- 1.7%
                                Insurance Brokers -- 1.7%
   832,888           B/B2       HUB International, Ltd., Delayed Draw Term Loan,
                                2.734%, 6/13/14                                   $    728,083
   850,000          NR/NR       HUB International, Ltd., Incremental Term Loan,
                                6.75%, 6/13/14                                         840,438

The accompanying notes are an integral part of these financial statements.


22   Pioneer Floating Rate Trust | Annual Report | 11/30/09

Principal            S&P/Moody's
Amount               Ratings
USD ($)              (unaudited)                                                      Value
                                  Insurance Brokers -- (continued)
    2,994,792          B/B2       HUB International, Ltd., Initial Term Loan,
                                  2.734%, 6/13/14                                     $  2,617,948
      500,000         NR/NR       USI Holdings Corp., New Term Loan Series C,
                                  5.3%, 5/5/14                                             481,668
                                                                                      ------------
                                                                                      $  4,668,137
--------------------------------------------------------------------------------------------------
                                  Multi-Line Insurance -- 0.0%
      149,237         B-/B2       AMWINS Group, Inc., Initial Term Loan,
                                  2.76% - 2.79%, 6/8/13                               $    122,934
                                                                                      ------------
                                  Total Insurance                                     $  4,791,071
--------------------------------------------------------------------------------------------------
                                  REAL ESTATE -- 1.1%
                                  Diversified Real Estate Investment Trust -- 1.1%
    5,000,000        CCC-/Ca      Spirit Finance Corp., Term Loan, 3.281%, 8/1/13     $  3,091,665
                                                                                      ------------
                                  Total Real Estate                                   $  3,091,665
--------------------------------------------------------------------------------------------------
                                  SOFTWARE & SERVICES -- 16.5%
                                  Internet Software & Services -- 1.2%
    3,418,654         NR/NR       Web Service Co., LLC, Term Loan, 7.0%, 8/28/14      $  3,384,467
--------------------------------------------------------------------------------------------------
                                  IT Consulting & Other Services -- 5.9%
      952,220          B/B1       Activant Solutions, Inc., Term Loan,
                                  2.313%, 5/2/13                                      $    877,828
    4,546,512         B+/B2       Keane International, Inc., Closing Date Term Loan,
                                  2.49% - 2.51%, 6/4/13                                  4,100,385
      348,837         B+/B2       Keane International, Inc., Synthetic LC Loan,
                                  2.49%, 6/4/13                                            314,608
    4,950,000         BB/Ba3      SunGard Data Systems, Inc., Incremental Term
                                  Loan, 6.75%, 2/28/14                                   5,006,925
    6,700,401         BB/Ba3      SunGard Data Systems, Inc., Tranche A U.S. Term
                                  Loan, 1.992%, 2/28/14                                  6,161,227
                                                                                      ------------
                                                                                      $ 16,460,973
--------------------------------------------------------------------------------------------------
                                  Data Processing & Outsourced Services -- 1.4%
    2,149,289         B+/B1       DTN, Inc., Tranche C Term Loan,
                                  5.237% - 5.314%, 3/10/13                            $  2,068,691
      994,924         NR/B1       First Data Corp., Initial Tranche B-2 Term Loan,
                                  3.033% - 3.036%, 9/24/14                                 830,071
    1,191,945        BBB/Baa3     Lender Processing Services, Inc., Term Loan B,
                                  2.734%, 7/1/14                                         1,171,831
                                                                                      ------------
                                                                                      $  4,070,593
--------------------------------------------------------------------------------------------------
                                  Application Software -- 2.0%
    1,606,420         B+/Ba3      Nuance Communications, Inc., Term Loan,
                                  2.24%, 3/29/13                                      $  1,530,115
    3,531,739         B+/B1       Serena Software, Inc., Term Loan,
                                  2.322%, 3/11/13                                        3,235,956
      932,172         B+/NR       Verint Systems, Inc., Term Loan, 3.49%, 5/25/14          846,335
                                                                                      ------------
                                                                                      $  5,612,406
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                      Pioneer Floating Rate Trust | Annual Report | 11/30/09  23

Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                       Value
                                      Systems Software -- 6.0%
      1,250,000           NR/NR       Allen Systems Group, Inc., First Lien Term Loan,
                                      8.5%, 10/18/13                                      $  1,250,000
      2,340,972           NR/NR       Applied Systems, Inc., Term Loan,
                                      2.734%, 9/26/13                                        2,225,386
      2,330,513           NR/B1       Infor Enterprise Solutions Holdings, Inc., Delayed
                                      Draw Term Loan, 3.99%, 7/30/12                         2,056,678
      2,932,500           B+/B1       Infor Enterprise Solutions Holdings, Inc., Dollar
                                      Tranche B-1 First Lien Term Loan,
                                      2.99%, 7/28/12                                         2,543,944
      4,466,817           B+/B1       Infor Enterprise Solutions Holdings, Inc., Initial
                                      U.S. Term Loan, 3.99%, 7/30/12                         3,941,966
      1,466,667(a)        NR/NR       Infor Enterprise Solutions Holdings, Inc., Second
                                      Lien Delayed Draw Term Loan, 6.484%, 3/2/14              997,333
      2,533,333         CCC+/Caa2     Infor Enterprise Solutions Holdings, Inc., Second
                                      Lien Initial Dollar Term Loan, 6.484%, 3/2/14          1,729,000
        876,889          BB-/Ba1      Macrovision Solutions Corp., Term Loan,
                                      6.0%, 5/2/13                                             881,273
      1,000,000          BB-/Ba3      Vangent, Inc., Term Loan, 2.52%, 2/14/13                 935,000
                                                                                          ------------
                                                                                          $ 16,560,580
                                                                                          ------------
                                      Total Software & Services                           $ 46,089,019
------------------------------------------------------------------------------------------------------
                                      TECHNOLOGY HARDWARE & EQUIPMENT -- 3.5%
                                      Communications Equipment -- 0.8%
        868,732           BB/Ba2      Commscope, Inc., Term Loan B,
                                      2.734% - 2.783%, 12/26/14                           $    829,639
      1,500,000           NR/NR       TowerCo Finance LLC, Term Loan,
                                      10.0%, 11/17/17                                        1,504,688
                                                                                          ------------
                                                                                          $  2,334,327
------------------------------------------------------------------------------------------------------
                                      Electronic Equipment & Instruments -- 1.2%
        611,111           NR/Ba2      H3C Holdings, Ltd., Tranche B Term Loan,
                                      3.639%, 9/28/12                                     $    583,611
      1,218,333           B+/Ba3      Itron, Inc., Dollar Term Loan, 3.99%, 4/18/14          1,213,384
      1,543,513           NR/NR       Scitor Corp., Term Loan, 4.48%, 9/26/14                1,366,009
                                                                                          ------------
                                                                                          $  3,163,004
------------------------------------------------------------------------------------------------------
                                      Electronic Components -- 0.4%
         36,377           NR/NR       Flextronics International, Ltd., A-1-B Delayed
                                      Draw Loan, 2.484%, 10/1/14                          $     33,488
      1,157,547           NR/NR       Flextronics International, Ltd., A-3 Delayed Draw
                                      Loan, 2.484%, 10/1/14                                  1,056,261
                                                                                          ------------
                                                                                          $  1,089,749
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


24   Pioneer Floating Rate Trust | Annual Report | 11/30/09

Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                    Value
                                     Electronic Manufacturing Services -- 1.1%
     1,766,864          BB+/Ba3      Baldor Electric Co., Term Loan, 5.25%, 1/31/14    $  1,761,618
       749,889           NR/B2       FCI USA, Inc., Facility Term Loan B-1,
                                     3.406%, 11/1/13                                        692,397
       749,889           NR/B2       FCI USA, Inc., Facility Term Loan B-5-B,
                                     3.406%, 11/1/13                                        692,397
                                                                                       ------------
                                                                                       $  3,146,412
                                                                                       ------------
                                     Total Technology Hardware & Equipment             $  9,733,492
---------------------------------------------------------------------------------------------------
                                     TELECOMMUNICATION SERVICES -- 12.1%
                                     Alternative Carriers -- 2.6%
     6,500,000           B+/B1       Level 3 Financing, Inc., Tranche A Term Loan,
                                     2.53%, 3/13/14                                    $  5,527,711
     1,807,994            B/B1       PAETEC Holding Corp., Replacement Term Loan,
                                     2.734%, 2/28/13                                      1,709,685
                                                                                       ------------
                                                                                       $  7,237,396
---------------------------------------------------------------------------------------------------
                                     Integrated Telecommunication Services -- 7.1%
EURO   752,152           NR/NR       Amsterdamse Beheer-EN Consultingmaatschappij
                                     B.V., Casema Facility Term Loan B-1,
                                     2.938%, 9/15/14                                   $  1,104,419
EURO   390,705           NR/NR       Amsterdamse Beheer-EN Consultingmaatschappij
                                     B.V., Casema Facility Term Loan B-2,
                                     2.938%, 9/15/14                                        573,690
EURO 1,142,857           NR/NR       Amsterdamse Beheer-EN Consultingmaatschappij
                                     B.V., Casema Facility Term Loan C,
                                     3.438%, 9/14/15                                      1,678,109
EURO   857,143           NR/NR       Amsterdamse Beheer-EN Consultingmaatschappij
                                     B.V., Kabelcom Facility Term Loan B,
                                     3.438%, 9/15/15                                      1,258,582
EURO   857,143           NR/NR       Amsterdamse Beheer-EN Consultingmaatschappij
                                     B.V., Kabelcom Facility Term Loan C,
                                     2.938%, 9/14/14                                      1,258,582
     1,000,000         CCC+/Caa1     Hargray Acquisition Co., Second Lien Term Loan,
                                     5.778%, 1/29/15                                        650,000
     1,920,000          CCC+/B2      Integra Telecom Holdings, Inc., First Lien Term
                                     Loan, 10.5%, 8/31/13                                 1,916,799
     3,993,278           NR/B1       Telesat Canada, U.S. Term I Loan,
                                     3.24%, 10/31/14                                      3,737,146
       342,984           NR/B1       Telesat Canada, U.S. Term II Loan,
                                     3.24%, 10/31/14                                        320,985
       750,000           B+/Ba1      Time Warner Telecom Holdings, Inc., Term Loan B,
                                     1.99% - 2.04%, 1/7/13                                  710,977
     1,293,367           BB-/B1      West Corp., Term Loan B-2, 2.609% -
                                     2.609%, 10/24/13                                     1,162,409
EURO 1,500,000           BB/Ba1      Wind Telecomunicazione S.p.A., Facility Term
                                     Loan B-1, 3.683%, 5/24/13                            2,192,033

The accompanying notes are an integral part of these financial statements.


                      Pioneer Floating Rate Trust | Annual Report | 11/30/09  25

Principal                    S&P/Moody's
Amount                       Ratings
USD ($)                      (unaudited)                                                     Value
                                          Integrated Telecommunication
                                          Services -- (continued)
EURO   1,500,000              BB/Ba1      Wind Telecomunicazione S.p.A., Facility Term
                                          Loan C-1, 4.683%, 5/26/14                          $  2,192,033
       1,180,839              NR/NR       Windstream Corp., Tranche B-2 Term Loan,
                                          3.04%, 7/17/13                                        1,124,257
                                                                                             ------------
                                                                                             $ 19,880,021
---------------------------------------------------------------------------------------------------------
                                          Wireless Telecommunication Services -- 2.4%
       7,299,507             BB-/Ba2      MetroPCS Wireless, Inc., Tranche B Term Loan,
                                          2.5% - 2.563%, 11/3/13                             $  6,758,891
                                                                                             ------------
                                          Total Telecommunication Services                   $ 33,876,308
---------------------------------------------------------------------------------------------------------
                                          UTILITIES -- 7.0%
                                          Electric Utilities -- 6.0%
       3,696,435              NR/NR       ANP Funding I LLC, Tranche A Term Loan,
                                          3.741%, 7/29/10                                    $  3,697,592
       2,978,549               B/B3       Bosque Power Co. LLC, Term Loan,
                                          5.533%, 1/16/15                                       2,114,770
       1,754,777              B+/B1       Coleto Creek Power, L.P., First Lien Synthetic LC
                                          Term Loan, 0.183%, 6/28/13                            1,605,621
       3,493,506              B+/B1       Coleto Creek Power, L.P., First Lien Term Loan,
                                          2.984% - 3.033%, 6/28/13                              3,196,558
       4,837,500              NR/NR       Coleto Creek Power, L.P., Second Lien Term Loan,
                                          4.234%, 6/28/13                                       3,609,984
         881,057(d)(e)        NR/NR       GBGH LLC, First Lien Term Loan, 4.0%, 6/9/13            411,013
         274,192(d)(e)        NR/NR       GBGH, LLC, Second Lien Term Loan,
                                          12.0%, 6/9/14                                             2,742
       2,937,939              B+/NR       Texas Competitive Electric Holdings Co. LLC,
                                          Initial Tranche B-2 Term Loan,
                                          3.742% - 3.783%, 10/10/14                             2,201,618
                                                                                             ------------
                                                                                             $ 16,839,898
---------------------------------------------------------------------------------------------------------
                                          Independent Power Producers & Energy
                                          Traders -- 1.0%
       1,984,848              B+/B2       Calpine Corp., First Priority Term Loan,
                                          3.165%, 3/29/14                                    $  1,817,502
         275,941             BB-/Ba3      Mach Gen LLC, First Lien Synthetic LC Loan,
                                          0.033%, 2/22/13                                         255,705
         273,514             BB+/Baa3     NRG Energy, Inc., Credit-Linked Deposit Loan,
                                          0.183%, 2/1/13                                          251,633
         509,267             BB+/Baa3     NRG Energy, Inc., Term Loan,
                                          1.984% - 2.033%, 2/1/13                                 468,526
                                                                                             ------------
                                                                                             $  2,793,366
                                                                                             ------------
                                          Total Utilities                                    $ 19,633,264
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26   Pioneer Floating Rate Trust | Annual Report | 11/30/09

Principal                     S&P/Moody's
Amount                        Ratings
USD ($)                       (unaudited)                                                        Value
                                           TOTAL SENIOR SECURED FLOATING RATE LOAN
                                           INTERESTS
                                           (Cost $483,036,988)                                   $404,052,014
-------------------------------------------------------------------------------------------------------------
                                           CLAIMS -- 0.0% of Net Assets
                                           CAPITAL GOODS -- 0.0%
                                           Aerospace & Defense -- 0.0%
      1,200,000(a)(e)(g)        NR/NR      Northwest Airlines, Inc., ALPA Claim-Escrow, 2.5%     $        826
      2,500,000(a)(e)(g)        NR/NR      Northwest Airlines, Inc., Bell Atlantic Claim-
                                           Escrow, 2.5%                                                 1,720
      2,500,000(a)(e)(g)        NR/NR      Northwest Airlines, Inc., EDC Claim-Escrow,
                                           5.32%                                                        1,720
      2,130,600(a)(e)(g)        NR/NR      Northwest Airlines, Inc., Flight Attendant Claim-
                                           Escrow, 2.5%                                                 1,466
      1,500,000(a)(e)(g)        NR/NR      Northwest Airlines, Inc., GE Claim-Escrow, 2.5%              1,032
      1,264,500(a)(e)(g)        NR/NR      Northwest Airlines, Inc., IAM Claim-Escrow, 2.5%               870
      1,404,900(a)(e)(g)        NR/NR      Northwest Airlines, Inc., Retiree Claim-
                                           Escrow, 2.5%                                                   966
                                                                                                 ------------
                                           Total Capital Goods                                   $      8,600
-------------------------------------------------------------------------------------------------------------
                                           TOTAL CLAIMS
                                           (Cost $0)                                             $      8,600
-------------------------------------------------------------------------------------------------------------
                                           CORPORATE NOTES -- 14.5% of Net Assets
                                           MATERIALS -- 0.4%
                                           Diversified Metals & Mining -- 0.2%
        350,000               BBB+/Baa1    Rio Tinto Finance USA, Ltd., 8.95%, 5/1/14            $    420,880
-------------------------------------------------------------------------------------------------------------
                                           Paper Products -- 0.2%
        600,000                  B/B2      Cellu Tissue Holdings, Inc., 11.5%, 6/1/14            $    655,500
                                                                                                 ------------
                                           Total Materials                                       $  1,076,380
-------------------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 0.9%
                                           Aerospace & Defense -- 0.9%
        550,000                 BB/Ba3     DigitalGlobe, Inc., 10.5%, 5/1/14 (144A)              $    588,500
      1,850,000                 BB/B2      Spirit AeroSystems, Inc., 7.5%, 10/1/17 (144A)           1,813,000
                                                                                                 ------------
                                           Total Capital Goods                                   $  2,401,500
-------------------------------------------------------------------------------------------------------------
                                           AUTOMOBILES & COMPONENTS -- 0.9%
                                           Auto Parts & Equipment -- 0.0%
        127,932                 NR/NR      Delphi International Holdings S.A.R.L,
                                           12.0%, 10/6/14                                        $    125,374
-------------------------------------------------------------------------------------------------------------
                                           Tires & Rubber -- 0.9%
      3,000,000(b)            CCC+/Caa1    American Tire Distributors, Inc.,
                                           6.54%, 4/1/12 (144A)                                  $  2,475,000
                                                                                                 ------------
                                           Total Automobiles & Components                        $  2,600,374
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                      Pioneer Floating Rate Trust | Annual Report | 11/30/09  27

Principal                      S&P/Moody's
Amount                         Ratings
USD ($)                        (unaudited)                                                Value
                                           CONSUMER DURABLES & APPAREL -- 0.4%
                                           Housewares & Specialties -- 0.4%
      1,000,000                 B+/B2      Jarden Corp., 8.0%, 5/1/16                     $  1,030,000
                                                                                          ------------
                                           Total Consumer Durables & Apparel              $  1,030,000
------------------------------------------------------------------------------------------------------
                                           RETAILING -- 0.7%
                                           Catalog Retail -- 0.7%
      1,825,000                BB+/Ba2     QVC, Inc., 7.5%, 10/1/19 (144A)                $  1,825,000
                                                                                          ------------
                                           Total Retailing                                $  1,825,000
------------------------------------------------------------------------------------------------------
                                           PHARMACEUTICALS & BIOTECHNOLOGY & LIFE
                                           SCIENCES -- 10.0%
                                           Biotechnology -- 2.1%
      4,066,637(a)              NR/NR      Fosamprenavir Pharma, 15.5%, 6/15/18 (144A)    $  3,741,306
      2,824,670(a)(b)(d)        NR/NR      Molecular Insight Pharmaceuticals, Inc.,
                                           9.23%, 11/16/12 (144A)                            2,259,736
                                                                                          ------------
                                                                                          $  6,001,042
------------------------------------------------------------------------------------------------------
                                           Pharmaceuticals -- 7.9%
     15,000,000(a)              NR/NR      Azithromycin Royalty Sub LLC,
                                           16.0%, 5/15/19 (144A)                          $ 11,550,000
     10,592,201(a)(d)           NR/NR      Celtic Pharma Phinco B.V.,
                                           17.0%, 6/15/12 (144A)                             6,355,321
      1,200,000(a)              NR/NR      Pharma V, 13.0%, 10/15/13 (144A)                  1,152,000
        703,664(a)(b)(d)        NR/NR      Pharma VI, 5.507%, 10/15/14 (144A)                  598,114
      1,164,243(a)(d)           NR/NR      Pharma X, 15.5%, 3/30/17 (144A)                     989,606
      1,500,000(a)(d)           NR/NR      TCD Pharma, 16.0%, 4/15/24 (144A)                 1,320,000
                                                                                          ------------
                                                                                          $ 21,965,041
                                                                                          ------------
                                           Total Pharmaceuticals & Biotechnology & Life
                                           Sciences                                       $ 27,966,083
------------------------------------------------------------------------------------------------------
                                           DIVERSIFIED FINANCIALS -- 0.3%
                                           Consumer Finance -- 0.1%
        200,000                BBB/Baa1    Capital One Financial Corp., 7.375%, 5/23/14   $    229,403
------------------------------------------------------------------------------------------------------
                                           Asset Management & Custody Banks -- 0.2%
        530,000                BB+/Baa3    Janus Capital Group, Inc., 6.25%, 6/15/12      $    535,721
                                                                                          ------------
                                           Total Diversified Financials                   $    765,124
------------------------------------------------------------------------------------------------------
                                           INSURANCE -- 0.5%
                                           Reinsurance -- 0.5%
        250,000(b)              NR/Ba2     Muteki, Ltd., 4.673%, 5/24/11 (144A)           $    242,200
        500,000(b)              BB-/NR     Mystic Re, Ltd., 10.254%, 6/7/11 (144A)             514,300
        600,000(b)              BB-/NR     Residential Reinsurance 2008, Ltd.,
                                           7.111%, 6/6/11 (144A)                               592,620
                                                                                          ------------
                                           Total Insurance                                $  1,349,120
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


28   Pioneer Floating Rate Trust | Annual Report | 11/30/09

Principal                   S&P/Moody's
Amount                      Ratings
USD ($)                     (unaudited)                                                      Value
                                         REAL ESTATE -- 0.3%
                                         Specialized Real Estate Investment
                                         Trusts - 0.3%
        750,000             BBB/Baa2     Hospitality Properties Trust, 7.875%, 8/15/14       $    781,168
---------------------------------------------------------------------------------------------------------
                                         Diversified Real Estate Activities -- 0.0%
        150,000              A-/A2       WEA Finance LLC, 7.5%, 6/2/14 (144A)                $    166,810
                                                                                             ------------
                                         Total Real Estate                                   $    947,978
---------------------------------------------------------------------------------------------------------
                                         TELECOMMUNICATION SERVICES -- 0.1%
                                         Integrated Telecommunication Services -- 0.1%
        300,000              BB/Ba2      Frontier Communications Corp., 8.25%, 5/1/14        $    308,250
                                                                                             ------------
                                         Total Telecommunication Services                    $    308,250
---------------------------------------------------------------------------------------------------------
                                         TOTAL CORPORATE NOTES
                                         (Cost $48,172,115)                                  $ 40,269,809
---------------------------------------------------------------------------------------------------------
     Shares
                                         COMMON STOCK -- 3.4% of Net Assets
                                         ENERGY -- 0.0%
                                         Oil & Gas Drilling -- 0.0%
            138(a)(e)                    TARH E&P Holding GP, LLP Class A
                                         Membership Interest                                 $          1
        130,056(a)(e)                    TARH E&P Holding LP, Class A Partnership Interest          1,301
                                                                                             ------------
                                         Total Energy                                        $      1,302
---------------------------------------------------------------------------------------------------------
                                         MATERIALS -- 0.8%
                                         Commodity Chemicals -- 0.7%
        145,265(g)                       Georgia Gulf Corp.                                  $  2,119,416
---------------------------------------------------------------------------------------------------------
                                         Diversified Chemicals -- 0.1%
         20,650(e)(g)                    Panda Herford Ethanol LP                            $    206,500
                                                                                             ------------
                                         Total Materials                                     $  2,325,916
---------------------------------------------------------------------------------------------------------
                                         TRANSPORTATION -- 0.1%
                                         Airlines -- 0.0%
          4,866(g)                       Delta Airlines, Inc.                                $     39,853
---------------------------------------------------------------------------------------------------------
                                         Trucking -- 0.1%
         12,887(g)                       SIRVA Worldwide, Inc.                               $    193,305
                                                                                             ------------
                                         Total Transportation                                $    233,158
---------------------------------------------------------------------------------------------------------
                                         AUTOMOBILES & COMPONENTS -- 2.4%
                                         Auto Parts & Equipment -- 2.4%
            829(g)                       Delphi DIP Holdco LLP, Class B Subscription         $  6,604,366
                                                                                             ------------
                                         Total Automobiles & Components                      $  6,604,366
---------------------------------------------------------------------------------------------------------
                                         MEDIA -- 0.1%
                                         Broadcasting -- 0.1%
          5,325(e)                       Charter Communications, Inc.                        $    206,250
                                                                                             ------------
                                         Total Media                                         $    206,250
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                      Pioneer Floating Rate Trust | Annual Report | 11/30/09  29

Shares                                                                          Value
                           DIVERSIFIED FINANCIALS -- 0.0%
                           Other Diversified Financial Services -- 0.0%
      1,589(e)(g)          GBGH, LLC Membership Interest                        $         16
                                                                                ------------
                           Total Diversified Financials                         $         16
--------------------------------------------------------------------------------------------
                           TOTAL COMMON STOCK
                           (Cost $8,837,545)                                    $  9,371,008
--------------------------------------------------------------------------------------------
                           LIQUIDATING TRUST -- 0.0% of Net Assets
                           CONSUMER SERVICES -- 0.0%
                           Hotels, Resorts & Cruise Lines -- 0.0%
  3,377,886(e)(g)          Yellowstone Mountain Club LLC, Liquidating Trust     $         --
--------------------------------------------------------------------------------------------
                           TOTAL LIQUIDATING TRUST
                           (Cost $0)                                            $         --
--------------------------------------------------------------------------------------------
                           WARRANTS -- 0.0% of Net Assets
                           ENERGY -- 0.0%
                           Oil & Gas Equipment & Services -- 0.0%
    213,605(a)(e)(g)       Value Creation, Inc., Exp. 1/29/14                   $         --
                                                                                ------------
                           Total Energy                                         $         --
--------------------------------------------------------------------------------------------
                           TELECOMMUNICATION SERVICES -- 0.0%
                           Integrated Telecommunication Services -- 0.0%
    400,000(a)(g)          Clearwire Corp., Exp. 8/15/10 (144A)                 $     14,000
                                                                                ------------
                           Total Telecommunication Services                     $     14,000
--------------------------------------------------------------------------------------------
                           TOTAL WARRANTS
                           (Cost $956,752)                                      $     14,000
--------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
                           TEMPORARY CASH INVESTMENTS -- 1.5%
                           of Net Assets
                           Repurchase Agreements -- 1.5%
  4,225,000                BNP Paribas, 0.17%, dated 11/30/09,
                           repurchase price of $4,225,000 plus accrued
                           interest on 12/1/09 collateralized by the
                           following:
                           $3,603,868 Federal National Mortgage
                           Association (ARM),
                           2.779% - 6.174%, 6/1/25 - 9/1/39
                           $705,632 Federal Home Loan Mortgage Corp.,
                           4.905% - 6.109%, 7/1/36 - 4/1/38                     $  4,225,000
--------------------------------------------------------------------------------------------
                           TOTAL TEMPORARY CASH INVESTMENTS
                           (Cost $4,225,000)                                    $  4,225,000
--------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS IN SECURITIES -- 166.0%
                           (Cost $551,477,188)(h)                               $462,426,081
--------------------------------------------------------------------------------------------



The accompanying notes are an integral part of these financial statements.

30   Pioneer Floating Rate Trust | Annual Report | 11/30/09

                                                                                       Value
                           OTHER ASSETS AND LIABILITIES - (0.5)%              $  (1,374,266)
--------------------------------------------------------------------------------------------
                           PREFERRED SHARES AT REDEMPTION VALUE,
                           INCLUDING DIVIDENDS PAYABLE - (65.5)%              $(182,487,194)
--------------------------------------------------------------------------------------------
                           NET ASSETS APPLICABLE TO COMMON
                           SHAREOWNERS -- 100.0%                              $  278,564,621
============================================================================================

NR     Security not rated by S&P or Moody's.

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate accruing at November 30, 2009.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At November 30, 2009, the value of these securities amounted to $48,474,767 or 17.4% of total net assets applicable to common shareowners.

(a) Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $105,840,128. The aggregate value $59,833,639 represents 21.5% of the total net assets applicable to common shareowners.

(b) Floating Rate Note. The rate shown is the coupon rate at November 30, 2009.

(c)    Security is in default and is non-income producing.

(d)    Represents a pay in kind security.

(e) Security is valued using fair value methods (other than prices supplied by independent pricing services).

(f)    The company and agent bank are in the process of negotiating forbearance.

(g)    Non-income producing.

(h) At November 30, 2009, the net unrealized loss on investments based on cost for federal income tax purposes of $551,863,503 was as follows:


       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $  9,255,395
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                              (98,692,817)
                                                                                   ------------
       Net unrealized loss                                                         $(89,437,422)
                                                                                   ============

For financial reporting purposes net unrealized loss on investments was $89,051,107 and cost of investments aggregated $551,477,188.


Purchases and sales of securities (excluding temporary cash investments) for the period ended November 30, 2009, aggregated $127,071,758 and $129,262,726, respectively.


The accompanying notes are an integral part of these financial statements.


                      Pioneer Floating Rate Trust | Annual Report | 11/30/09  31

Glossary of Terms:

LC -- Letter of Credit

Principal amounts are denominated in U.S. dollars unless otherwise noted.

AUD -- Australian Dollar
EURO -- Euro

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of November 30, 2009, in valuing the Trust's investments:


                                        Level 1      Level 2        Level 3       Total
Collateralized loan obligation          $       --   $         --   $ 4,485,650   $  4,485,650
Senior secured floating rate loan
  interests (oil & gas drilling)                --      3,775,406     1,275,323      5,050,729
Senior secured floating rate loan
  interests (cable & satellite)                 --     20,087,636    10,509,939     30,597,575
Senior secured floating rate loan
  interests (electric utilities)                --     16,426,143       413,755     16,839,898
Senior secured floating rate loan
  interests (other industries)                  --    351,563,812            --    351,563,812
Claims                                          --             --         8,600          8,600
Corporate notes (biotechnology)                 --             --     6,001,042      6,001,042
Corporate notes (pharmaceuticals)               --             --    21,965,041     21,965,041
Corporate notes (other industries)              --     12,303,726            --     12,303,726
Common stock (oil & gas drilling)               --             --         1,302          1,302
Common stock (trucking)                         --        193,305            --        193,305
Common stock (diversified chemicals)            --             --       206,500        206,500
Common stock (auto parts &
  equipment)                                    --      6,604,366            --      6,604,366
Common stock (broadcasting)                     --             --       206,250        206,250
Common stock (other diversified
  financial services)                           --             --            16             16
Common stock (other industries)          2,159,269             --            --      2,159,269
Liquidating trust                               --             --            --             --
Warrants                                        --         14,000            --         14,000

The accompanying notes are an integral part of these financial statements.


32   Pioneer Floating Rate Trust | Annual Report | 11/30/09

                                        Level 1      Level 2        Level 3       Total
Temporary cash investments              $       --   $  4,225,000   $        --   $  4,225,000
----------------------------------------------------------------------------------------------
  Total                                 $2,159,269   $415,193,394   $45,073,418   $462,426,081
==============================================================================================
Other Financial Instruments*            $       --   $   (632,443)  $        --   $   (632,443)
                                       -------------------------------------------------------

* Other financial instruments include net depreciation on unfunded corporates loans.

The following is a reconciliation of assets valued using significant unobservable inputs (level 3):


                                                        Change in
                                                       unrealized           Net           Transfer in
                            Balance as    Realized     appreciation        purchases     and out of     Balance as
                           of 11/30/08   gain (loss)   (depreciation)(1)   (sales)       Level 3*      of 11/30/09
Collateralized loan
  obligation               $ 1,514,890        $--         $   2,979,904     $   (9,144)  $        --   $ 4,485,650
Senior secured floating
  rate loan interests
  (oil & gas drilling)              --         --                    --      1,275,323            --     1,275,323
Senior secured floating
  rate loan interests
  (cable & satellite)               --         --           (10,132,339)            --    20,642,278    10,509,939
Senior secured floating
  rate loan interests
  (electric utilities)              --         --                    --        413,755            --       413,755
Claims                              --         --                    --             --         8,600         8,600
Corporate notes
    (biotechnology)          6,323,158         --               248,754       (570,870)           --     6,001,042
Corporate notes
  (pharmaceuticals)         25,194,159         --            (2,811,799)      (417,319)           --    21,965,041
Common stock (oil &
  gas drilling)                     --         --                    --          1,302            --         1,302
Common stock
  (diversified
  chemicals)                        --         --                    --        206,500            --       206,500
Common stock
     (broadcasting)                 --         --                30,500        175,750            --       206,250
Common stock (other
  diversified financial
  services)                         --         --                    --             16            --            16
Liquidating trust                   --         --                    --             --            --            --
------------------------------------------------------------------------------------------------------------------
Ending balance             $33,032,207        $--         $  (9,684,980)    $1,075,313   $20,650,878   $45,073,418
==================================================================================================================

(1) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) from investments in the Statement of Operations.
*   Transfers are calculated beginning of period.

The accompanying notes are an integral part of these financial statements.


                      Pioneer Floating Rate Trust | Annual Report | 11/30/09  33

Statement of Assets and Liabilities | 11/30/09


ASSETS:
  Investments in securities, at value (cost $551,477,188)               $462,426,081
  Cash                                                                     1,677,460
  Foreign currencies, at value (cost $2,663,024)                           2,648,127
  Receivables --
   Investment securities sold                                              6,499,650
   Paydowns                                                                   85,452
   Interest                                                                4,013,103
   Commitment fees                                                             1,380
   Prepaid expenses                                                           13,979
------------------------------------------------------------------------------------
     Total assets                                                       $477,365,232
------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                      $ 13,054,535
   Dividends payable to common shareowners                                 1,832,111
   Depreciation on unfunded corporate loans -- net                           632,443
   Unamortized facility fees                                                 210,802
  Due to affiliates                                                          302,526
  Accrued expenses                                                           281,000
------------------------------------------------------------------------------------
     Total liabilities                                                  $ 16,313,417
------------------------------------------------------------------------------------
PREFERRED SHARES AT REDEMPTION VALUE:
  $25,000 liquidation value per share applicable to 7,298 shares,
   including dividends payable of $37,194                               $182,487,194
------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                       $461,637,319
  Distributions in excess of net investment income                        (2,218,618)
  Accumulated net realized loss on investments and foreign currency
   transactions                                                          (91,165,116)
  Net unrealized loss on investments                                     (89,683,550)
  Net unrealized loss on foreign currency assets and liabilities
   denominated in foreign currencies                                          (5,414)
------------------------------------------------------------------------------------
     Net assets applicable to common shareowners                        $278,564,621
------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
No par value, (unlimited number of shares authorized)
  Based on $278,564,621/24,428,148 common shares                        $      11.40
====================================================================================


The accompanying notes are an integral part of these financial statements.


34   Pioneer Floating Rate Trust | Annual Report | 11/30/09

Statement of Operations

For the Year Ended 11/30/09



INVESTMENT INCOME:
  Interest                                                       $ 31,698,860
  Facility and other fees                                             592,285
-------------------------------------------------------------------------------------------------
     Total investment income                                                         $ 32,291,145
-------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                $  2,919,302
  Administrative reimbursements                                       457,357
  Transfer agent fees and expenses                                     53,492
  Auction agent fees                                                  490,508
  Custodian fees                                                       59,496
  Registration fees                                                    23,750
  Professional fees                                                   383,274
  Printing expenses                                                    42,009
  Trustees' fees                                                       16,345
  Miscellaneous                                                       292,052
-------------------------------------------------------------------------------------------------
  Total expenses                                                                     $  4,737,585
-------------------------------------------------------------------------------------------------
   Net investment income                                                             $ 27,553,560
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                   $(51,171,570)
   Payments made by affiliates (see Note 6)                           396,422
   Other assets and liabilities denominated in foreign
     currencies                                                       406,489        $(50,368,659)
-------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
   Investments                                                   $121,865,683
   Unfunded corporate loans                                           533,612
   Foreign currency and other assets and liabilities
     denominated in foreign currencies                               (108,009)       $122,291,286
-------------------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                          $ 71,922,627
-------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO PREFERRED
SHAREOWNERS FROM NET INVESTMENT INCOME:                                              $ (2,948,076)
-------------------------------------------------------------------------------------------------
  Net increase in net assets applicable to common shareowners
   resulting from operations                                                         $ 96,528,111
=================================================================================================


The accompanying notes are an integral part of these financial statements.


                      Pioneer Floating Rate Trust | Annual Report | 11/30/09  35

Statement of Changes in Net Assets

For the Years Ended 11/30/09 and 11/30/08, respectively



                                                                    Year               Year
                                                                   Ended              Ended
                                                                   11/30/09           11/30/08
FROM OPERATIONS:
Net investment income                                              $ 27,553,560       $  45,944,980
Net realized loss on investments and foreign currency
  transactions                                                      (50,368,659)        (41,570,240)
Change in net unrealized gain (loss) on investments and foreign
  currency transactions                                             122,291,286        (175,353,369)
Dividends and distributions to preferred shareowners from
   Net investment income                                             (2,948,076)         (8,996,461)
   Net realized gains                                                        --            (783,227)
---------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets applicable to
     common shareowners resulting from operations                  $ 96,528,111       $(180,758,317)
---------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO COMMON
SHAREOWNERS:
Net investment income
   ($1.117 and $1.704 per share, respectively)                     $(27,292,353)      $ (41,615,793)
Net realized gains
   ($0.000 and $0.348 per share, respectively)                               --          (8,500,996)
Tax return of capital
   ($0.053 and $0.000 per share, respectively)                       (1,288,580)                 --
---------------------------------------------------------------------------------------------------
     Total dividends and distributions to
       common shareowners                                          $(28,580,933)      $ (50,116,789)
---------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets applicable to
     common shareowners                                            $ 67,947,178       $(230,875,106)
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Beginning of year                                                   210,617,443         441,492,549
---------------------------------------------------------------------------------------------------
End of year                                                        $278,564,621       $ 210,617,443
---------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of)
  net investment income                                            $ (2,218,618)      $     675,232
---------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


36   Pioneer Floating Rate Trust | Annual Report | 11/30/09

Financial Highlights

                                                                                 Year        Year
                                                                                Ended       Ended
                                                                               11/30/09    11/30/08
Per Common Share Operating Performance
Net asset value, beginning of period                                           $  8.62     $   18.07
----------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:(a)
 Net investment income                                                         $  1.13     $    1.88
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                    2.94         (8.88)
 Dividends and distributions to preferred shareowners from:
  Net investment income                                                          (0.12)        (0.37)
  Net realized gains                                                                --         (0.03)
----------------------------------------------------------------------------------------------------
   Net increase (decrease) from investment operations                          $  3.95     $   (7.40)
Distributions to common shareowners from:
 Net investment income                                                           (1.12)        (1.70)
 Net realized gains                                                                 --         (0.35)
 Tax return of capital                                                           (0.05)           --
Capital charge with respect to issuance of:
 Common shares                                                                      --            --
 Preferred shares                                                                   --            --
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                     $  2.78     $   (9.45)
----------------------------------------------------------------------------------------------------
Net asset value, end of period(e)                                              $ 11.40     $    8.62
----------------------------------------------------------------------------------------------------
Market value, end of period(e)                                                 $ 11.54     $    6.90
====================================================================================================
Total return at market value(f)                                                  91.01%       (52.10)%
Ratios to average net assets of common shareowners
 Net expenses(g)                                                                  2.03%         1.60%
 Net investment income before preferred share dividends                          11.79%        12.61%
 Preferred share dividends                                                        1.26%         2.47%


                                                                                  Year          Year        12/28/04(b)
                                                                                 Ended         Ended           to
                                                                                11/30/07      11/30/06      11/30/05
Per Common Share Operating Performance
Net asset value, beginning of period                                             $19.66        $19.08        $19.10(c)
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:(a)
 Net investment income                                                           $ 2.30        $ 2.20        $ 1.33
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                    (1.47)         0.52         (0.05)
 Dividends and distributions to preferred shareowners from:
  Net investment income                                                           (0.51)        (0.46)        (0.23)
  Net realized gains                                                               0.00 (d)        --            --
----------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from investment operations                            $ 0.32        $ 2.26        $ 1.05
Distributions to common shareowners from:
 Net investment income                                                            (1.91)        (1.63)        (0.92)
 Net realized gains                                                                0.00 (d)     (0.05)           --
 Tax return of capital                                                               --            --            --
Capital charge with respect to issuance of:
 Common shares                                                                       --            --         (0.04)
 Preferred shares                                                                    --          0.00 (d)     (0.11)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                       $(1.59)       $ 0.58        $(0.02)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period(e)                                                $18.07        $19.66        $19.08
----------------------------------------------------------------------------------------------------------------------
Market value, end of period(e)                                                   $16.79        $18.95        $17.14
======================================================================================================================
Total return at market value(f)                                                   (2.02)%       20.94%        (9.76)%
Ratios to average net assets of common shareowners
 Net expenses(g)                                                                   1.40%         1.38%         1.23%(h)
 Net investment income before preferred share dividends                           11.92%        11.37%         7.52%(h)
 Preferred share dividends                                                         2.66%         2.39%         1.29%(h)


The accompanying notes are an integral part of these financial statements.


                       Pioneer Floating Rate Trust | Annual Report | 11/30/09 37

                                                                           Year         Year
                                                                          Ended        Ended
                                                                         11/30/09     11/30/08
 Net investment income available to common shareowners                      10.53%       10.14%
Portfolio turnover                                                             32%          31%
Net assets of common shareowners, end of period (in thousands)           $278,565     $210,617
Preferred shares outstanding (in thousands)                              $182,450     $204,475
Asset coverage per preferred share, end of period                        $ 63,175     $ 50,758
Average market value per preferred share(i)                              $ 25,000     $ 25,000
Liquidation value, including dividends payable, per preferred share      $ 25,005     $ 25,007
Ratios to average net assets of common shareowners before waivers and reimbursement of expenses
 Net expenses(g)                                                             2.03%        1.60%
 Net investment income before preferred share dividends                     11.79%       12.61%
 Preferred share dividends                                                   1.26%        2.47%
 Net investment income available to common shareowners                      10.53%       10.14%
===============================================================================================


                                                                            Year         Year        12/28/04(b)
                                                                           Ended        Ended           to
                                                                         11/30/07     11/30/06       11/30/05
 Net investment income available to common shareowners                       9.26%        8.98%         6.23%(h)
Portfolio turnover                                                             80%          75%           61%
Net assets of common shareowners, end of period (in thousands)           $441,493     $478,255       $464,324
Preferred shares outstanding (in thousands)                              $234,500     $234,500       $234,500
Asset coverage per preferred share, end of period                        $ 72,067     $ 76,000       $74,520
Average market value per preferred share(i)                              $ 25,000     $ 25,000       $25,000
Liquidation value, including dividends payable, per preferred share      $ 25,009     $ 25,013       $25,018
Ratios to average net assets of common shareowners before waivers and reimbursement of expenses
 Net expenses(g)                                                             1.40%        1.40%         1.24%(h)
 Net investment income before preferred share dividends                     11.92%       11.35%         7.51%(h)
 Preferred share dividends                                                   2.66%        2.39%         1.29%(h)
 Net investment income available to common shareowners                       9.26%        8.96%         6.22%(h)
================================================================================================================

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b) The Trust common shares were first publicly offered on December 28, 2004.
(c) Net asset value immediately after the closing of the first public offering was $19.06.
(d) Amount is less than $0.01 per share.
(e) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.
(f) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns covering less than a full period are not annualized. Past performance is not a guarantee of future results.
(g) Expense ratios do not reflect the effect of dividend payments to preferred shareowners.
(h) Annualized.
(i) Market value is redemption value without an active market.


The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.


The accompanying notes are an integral part of these financial statements.


38   Pioneer Floating Rate Trust | Annual Report | 11/30/09

Notes to Financial Statements | 11/30/09

1. Organization and Significant Accounting Policies

Pioneer Floating Rate Trust (the "Trust") was organized as a Delaware statutory trust on October 6, 2004. Prior to commencing operations on December 28, 2004, the Trust had no operations other than matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to provide a high level of current income. The Trust will, as a secondary objective, also seek preservation of capital to the extent consistent with its primary objective of high current income.

Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus with additional information included in the Trust's shareowner reports from time to time. Please refer to those documents when considering the Trust's investment risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Trust invests primarily in senior floating rate loans (Senior Loans). The Trust may also invest in other floating and variable rate instruments, including second lien loans, investment grade fixed-income debt securities and high yield, high risk corporate bonds. The Trust may also invest in below investment grade securities. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

The Trust is not limited in the percentage of its assets that may be invested in Senior Loans and other securities deemed to be illiquid. Illiquid securities may be difficult to dispose of at a fair price at the times when the Trust believes it is desirable to do so and their market price is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and


                      Pioneer Floating Rate Trust | Annual Report | 11/30/09 39 investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements, which are consistent with those generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Trust is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (Senior Loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Senior Loans for which no reliable price quotes are available, such Senior Loans will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities or loans for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Thus, the valuation of the Trust's securities may differ from exchange prices. At November 30, 2009, 20 securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services) representing 4.5% of net assets applicable to common shareowners. Inputs used in the valuation of a security using fair value methods


40   Pioneer Floating Rate Trust | Annual Report | 11/30/09
   include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   All discounts and premiums on debt securities are accreted or amortized, respectively, daily, on an effective yield to maturity basis and are included in interest income. Interest income, including income on interest bearing cash accounts, is recorded on an accrual basis.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Foreign Currency Translation

   The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities but are included with the net realized and unrealized gain or loss on investments.


C. Federal Income Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax returns for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain (loss) on investments and


                      Pioneer Floating Rate Trust | Annual Report | 11/30/09 41 foreign currency transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At November 30, 2009, the Trust reclassified $206,981 to increase distributions in excess of net investment income and $206,981 to decrease accumulated net realized loss on investments. The reclassification has no impact on the net asset value of the Trust and presents the Trust's capital accounts on a tax basis.

   The Trust has elected to defer $726,262 in capital losses realized between November 1, 2009 and November 30, 2009 to its fiscal year ending November 30, 2010.

   At November 30, 2009, the Trust had a capital loss carryforward of $90,438,854, of which $27,976,876 will expire in 2016 and $62, 461,978 will expire in 2017, if not utilized.

   The tax character of current year distributions paid to common and preferred shareowners for the years ended November 30, 2009 and November 30, 2008 were as follows:


                                         2009             2008
   Distributions paid from:
   Ordinary income                $30,240,429      $56,018,203
   Net long term capital gain              --        3,878,274
   Tax return of capital            1,288,580               --
--------------------------------------------------------------
      Total distribution          $31,529,009      $59,896,477
==============================================================

  The following shows the components of distributable earnings on a federal income tax basis at November 30, 2009.


                                                          2009
   Distributable earnings:
   Capital loss carryforward                     $ (90,438,854)
   Post-October loss deferred                         (726,262)
   Distributions payable                            (1,869,305)
   Unrealized depreciation                         (90,038,277)
--------------------------------------------------------------
      Total                                      $(183,072,698)
==============================================================

   The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the difference between book and tax amortization methods for premiums and discounts on fixed-income securities, book/tax differences in the accrual of income on securities in default and the realization of unrealized gain on investments in passive foreign investment companies.


D. Repurchase Agreements

   With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest is


42   Pioneer Floating Rate Trust | Annual Report | 11/30/09
   required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or a sub custodian of the Trust. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


E. Automatic Dividend Reinvestment Plan

   All common shareowners automatically participate in the Automatic Dividend Reinvestment Plan (the Plan), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the Plan Agent), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

   Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.


                      Pioneer Floating Rate Trust | Annual Report | 11/30/09  43

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.70% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility of the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or
(iii) any other means. For the year ended November 30, 2009, the net management fee was equivalent to 0.70% of the Trust's average daily managed assets, which was equivalent to 1.25% of the Trust's average daily net assets attributable to the common shareowners.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At November 30, 2009, $302,526 was payable to PIM related to management costs, administrative costs and certain other reimbursements and is included in "Due to affiliates" on the Statement of Assets and Liabilities.

PIM has retained Princeton Administrators, LLC (Princeton) to provide certain administrative and accounting services to the Trust on its behalf. PIM pays Princeton a monthly fee at an annual rate of 0.07% of the average daily value of the Trust's managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000. Princeton receives no compensation directly from the Trust.

PIM had engaged Highland Capital Management, L.P. to act as the Trust's investment sub-adviser (Sub-adviser) and manage the Trust's investments through December 31, 2008. PIM paid the Sub-adviser a monthly fee at an annual rate of 0.35% of the average daily value of the Trust's managed assets. The fee was paid monthly in arrears. The Trust did not pay a fee to the Sub-adviser.

Effective January 1, 2009, PIM assumed sole responsibility for management of the Trust's investments.


3. Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates. Deutsche Bank Trust Company Americas (Deutsche Bank) is the transfer agent, registrar, dividend paying agent and auction agent with


44   Pioneer Floating Rate Trust | Annual Report | 11/30/09
respect to the Trust's Auction Market Preferred Shares (AMPS). The Trust pays Deutsche Bank an annual fee, as is agreed to from time to time by the Trust and Deutsche Bank, for providing such services.


4. Unfunded Loan Commitments

As of November 30, 2009, the Trust had unfunded loan commitments of $2,785,012, (excluding unrealized depreciation on those commitments of $623,443 as of November 30, 2009) which could be extended at the option of the borrower, pursuant to the following loan agreements:


                                                     Unfunded Loan
 Borrower                                            Commitment
 Delphi Holdings LLP, Tranche A-1 Loan               $   32,763
 Delphi Holdings LLP, Tranch A-2 Loan                $   76,447
 Delphi Holdings LLP, Tranche B-1A Loan              $  331,844
 Delphi Holdings LLP, Tranche B-2A Loan              $  774,303
 Lear Corp., Delayed Draw Loan                       $  112,500
 Sirva Worldwide, Inc., Revolving Credit Loan        $1,204,443
 Warner Chilcott Co. LLC, Delayed Draw Term Loan     $  252,712

5. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

During the years ended November 30, 2009 and November 30, 2008, there were no common share transactions by the Trust. All reinvested distributions were satisfied with previously issued shares purchased in the open market by the Plan Agent and credited to shareowner accounts.

The Trust may classify or reclassify any unissued common shares of beneficial interest into one or more series of preferred shares of beneficial interest. As of November 30, 2009 there were 7,298 AMPS as follows: Series M7-2,434, Series W7-2,432 and Series TH7-2,432.

On December 8, 2008, the Trust announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:



                        Redemption        Shares           Aggregate
                        date              Redeemed         Principal
 Series M7              12/23/08          134              $3,350,000
--------------------------------------------------------------------------------
 Series W7              12/26/08          133              $3,325,000
--------------------------------------------------------------------------------
 Series TH7             12/26/08          133              $3,325,000
--------------------------------------------------------------------------------


The Trust financed the AMPS redemption with cash.


                      Pioneer Floating Rate Trust | Annual Report | 11/30/09  45

On December 18, 2008, the Trust announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:



                        Redemption        Shares           Aggregate
                        date              Redeemed         Principal
 Series M7              1/6/09            161              $4,025,000
--------------------------------------------------------------------------------
 Series W7              1/8/09            160              $4,000,000
--------------------------------------------------------------------------------
 Series TH7             1/9/09            160              $4,000,000
--------------------------------------------------------------------------------

The Trust financed the AMPS redemption with cash.

Dividends on Series M7, Series W7 and Series TH7 are cumulative at a rate which is reset every seven days based on the results of an auction. An auction fails if there are more AMPS offered for sale than there are buyers. When an auction fails, the dividend rate for the period will be the maximum rate on the auction dates described in the prospectus for the AMPS. Preferred shareowners will not be able to sell their AMPS at an auction if the auction fails. Since February 2008, the Trust's auctions related to the AMPS have failed. The maximum rate for each series is the greater of 125% of the one week LIBOR rate or the LIBOR rate plus a spread of 1.25%. Dividend rates on AMPS ranged from 1.466% to 2.456% during the year ended November 30, 2009.

The Trust may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, the Trust does not comply with the asset coverage ratios described in the prospectus for the AMPS.

The AMPS are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The AMPS are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Statement of Preferences are not satisfied.

The holders of AMPS have voting rights equal to the holders of the Trust's common shares (one vote per share) and will vote together with holders of the common shares as a single class. Holders of AMPS are also entitled to elect two of the Trust's Trustees. In addition, the Investment Company Act of 1940, as amended, requires that along with approval by shareowners that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares and
(b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.


46   Pioneer Floating Rate Trust | Annual Report | 11/30/09

6. Payments Made by Affiliates

At November 30, 2008, the Trust inadvertently held two short positions in Realogy. A short position occurs when a fund sells securities that it does not own. On December 30, 2008, the Trust closed out its short position and was reimbursed $396,422 by the adviser for losses incurred to date. The amount of the reimbursement was 0.16% of the Trust's average net assets and had no impact on the Trust's total return as the return is calculated on market price.


7. Pending Litigation

The Trust is currently involved in a litigation matter relating to a Trust investment. The Trust believes the claim is without merit and is defending it vigorously. As of the Trust's fiscal year end, it is reasonably possible that an adverse outcome may result. Currently, the amount of any judgment cannot be reasonably estimated.


8. Subsequent Events

Subsequent to November 30, 2009, the Board of Trustees of the Trust declared a dividend from undistributed net investment income of $0.075 per common share payable December 18, 2009 to common shareowners of record on December 11, 2009.


Subsequent to November 30, 2009, dividends declared and paid on preferred shares totaled $242,454 in aggregate for the three outstanding preferred share series through January 8, 2010.

In preparing these financials statements, PIM has evaluated the impact of all subsequent events and transactions for potential recognition or disclosure through January 26, 2010, and has determined that, other than events mentioned above, there were no other subsequent events requiring recognition or disclosure in the financials statements.


                      Pioneer Floating Rate Trust | Annual Report | 11/30/09  47

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer Floating Rate Trust:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Floating Rate Trust (the "Trust"), including the schedule of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian, selling or agent banks and brokers or by other appropriate auditing procedures where replies from selling or agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Floating Rate Trust at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                   /s/ Ernst & Young LLP


Boston, Massachusetts
January 26, 2010


48   Pioneer Floating Rate Trust | Annual Report | 11/30/09

ADDITIONAL INFORMATION (unaudited)

During the period, there were no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. There have been no changes in the principle risk factors associated with investment in the Trust.

Effective January 1, 2009, Jonathan Sharkey of PIM became the portfolio manager of Pioneer Floating Rate Trust.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Trust may purchase, from time to time, its common shares in the open market.


ADDITIONAL INFORMATION REGARDING THE TRUST'S INVESTMENT POLICIES


Event-Linked Bonds

The Trust may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Trust may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Trust is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. With respect to limitations on investment outside of the U.S., the Trust will consider the region associated with the event-linked risks as opposed to the off-shore domicile of any special purpose issuer. In addition to the specified trigger events, event-linked bonds may also expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.


                      Pioneer Floating Rate Trust | Annual Report | 11/30/09  49

CEO CERTIFICATION DISCLOSURE (unaudited)

The Trust's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12 (a) of the NYSE Listed Company Manual. In addition, the Trust has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.


Results of Shareholder Meeting (unaudited)

At the annual meeting of shareowners held on September 22, 2009, and adjourned to October 8, 2009 with respect to Proposal 2, shareowners of Pioneer Floating Rate Trust were asked to consider the proposals described below. A report of the total votes cast by the Trust's shareholders follows:

Proposal 1 -- To elect Class III Trustees.


 Nominee                                   For                          Withheld
 Mary K. Bush                              13,696,309                   900,060
-------------------------------------------------------------------------------
 Thomas J. Perna                           13,814,361                   782,008
-------------------------------------------------------------------------------
 Marguerite A. Piret+                      6,021                             41
-------------------------------------------------------------------------------

+ Elected by Preferred Shares only


Proposal 2 -- To approve an Amended and Restated Management Agreement with Pioneer Investment Management, Inc.


 For                      Against              Abstain          Broker Non-Votes
 10,365,528               583,776              302,185          3,158,998


50   Pioneer Floating Rate Trust | Annual Report | 11/30/09

IMPORTANT TAX INFORMATION (unaudited)

The following information is provided with respect to the ordinary income distributions paid by Pioneer Floating Rate Trust during the fiscal year ended November 30, 2009:

Interest-Related Dividends for Non- U.S. Residents                       76.57%*

* Represents the portion of the taxable ordinary income dividends eligible for tax exemption from U.S. withholding tax for nonresident aliens and foreign corporations.


                      Pioneer Floating Rate Trust | Annual Report | 11/30/09  51

Approval of Investment Advisory Agreement (unaudited)


Pioneer Investment Management, Inc. (PIM) serves as the Trust's investment adviser pursuant to an investment advisory agreement between PIM and the Trust. In order for PIM to remain the investment adviser of the Trust, the Trustees of the Trust must determine annually whether to renew the investment advisory agreement for the Trust.

The contract review process began in March 2009 as the Trustees of the Trust agreed on, among other things, an overall approach and timeline for the process. In July 2009, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in August 2009. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM in September 2009, and materials were provided in response to this request. Meetings of the independent Trustees of the Trust were held in July, September, October, and November, 2009 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Trust provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 10, 2009, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Trust, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Trust, taking into account the investment objective and strategy of the Trust. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Trust, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Trust. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Trust, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.


52   Pioneer Floating Rate Trust | Annual Report | 11/30/09

The Trustees considered that PIM supervises and monitors the performance of the Trust's service providers and provides the Trust with personnel (including Trust officers) and other resources that are necessary for the Trust's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Trust's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Trust were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Trust
The Trustees considered the performance results of the Trust over various time periods. They reviewed information comparing the Trust's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Trust's benchmark index. The Trustees considered that the Trust's annualized total return was in the fifth quintile of its Morningstar category for the one and three year periods ended June 30, 2009. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Trust's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees considered that the Trust's yield (at market value) was better than the average yield (at market value) of the funds in its peer group as of June 30, 2009. The Trustees noted that the yield of the Trust also compared favorably to the yield of the Trust's benchmark as of June 30, 2009. The Trustees reviewed data provided by Pioneer showing how leverage had benefited the Trust's common shareowners over the long term.

The Trustees discussed the reasons for the Trust's underperformance in respect of total return with PIM in view of the Trust's investment approach and the market conditions present during the relevant periods, and noted the Board's determination in 2008 not to renew the sub-advisory agreement that had been in effect for the Trust. The Trustees agreed that they would continue to monitor the performance of the Trust closely.

Management Fee and Expenses
The Trustees considered information on the fees and expenses of the Trust in comparison to the management fees and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Trust's management fee rate based on net assets attributable to common shares for the twelve months ended June 30, 2009 was in the fourth quintile relative to the management fees paid by other


                      Pioneer Floating Rate Trust | Annual Report | 11/30/09 53 funds in its Strategic Insight peer group for the comparable period. The Trustees considered the effect of leverage on the Trust's management fee relative to its peers by reviewing the management fee ratios of the Trust and its peers based on managed assets rather than net assets attributable to common shares. They noted that, on that basis, the Trust's management fee for the twelve months ended June 30, 2009 was in the third quintile relative to its peer group for the comparable period.

The Trustees also considered that the Trust's expense ratio based on net assets attributable to common shares for the twelve months ended June 30, 2009 was in the third quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Trust and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Trust and considered that, under the investment advisory agreement with the Trust, PIM performs additional services for the Trust that it does not provide to those other clients or services that are broader in scope, including oversight of the Trust's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Trust is subject.

The Trustees concluded that the management fee payable by the Trust to PIM was reasonable in relation to the nature and quality of the services provided by PIM. The Trustees also concluded that the Trust's expense ratio was reasonable taking into account the nature and quality of services provided by PIM.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Trust, including the methodology used by PIM in allocating certain of its costs to the management of the Trust. The Trustees also considered PIM's profit margin in connection with the overall operation of the Trust. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Trust in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses.

The Trustees concluded that PIM's profitability with respect to the management of the Trust was not unreasonable.


54   Pioneer Floating Rate Trust | Annual Report | 11/30/09

Economies of Scale
The Trustees considered the extent to which PIM may realize economies of scale or other efficiencies in managing and supporting the Trust. Since there were no material changes in the Trust's managed assets in 2008 or in the services being provided by PIM to the Trust, the Trustees concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Trust. The Trustees considered the character and amount of fees paid by the Trust, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Trust and the other Pioneer funds.

The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Trust.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Trust.


                      Pioneer Floating Rate Trust | Annual Report | 11/30/09  55

Trustees, Officers and Service Providers


Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Legal Counsel
Bingham McCutchen LLP


Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Shareowner Services and Sub-Transfer Agent
American Stock Transfer & Trust Company


Preferred Share Auction/Transfer Agent and Registrar
Deutsche Bank Trust Company Americas


Sub-Administrator
Princeton Administrators, LLC


Trustees and Officers

The Board of Trustees provides broad supervision over the Trust's affairs. The officers of the Trust are responsible for the Trust's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 62 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a Trustee of 47 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.


56   Pioneer Floating Rate Trust | Annual Report | 11/30/09

Interested Trustees


                              Position Held           Length of Service
Name and Age                  with the Trust          and Term of Office

John F. Cogan, Jr. (83)*      Chairman of the Board,  Class I Trustee since
                              Trustee and President   2004. Term expires in
                                                      2010. Elected by
                                                      Preferred Shares only.









-------------------------------------------------------------------------------
Daniel K. Kingsbury (51)*     Trustee and Executive   Class II Trustee since
                              Vice President          March 2007. Term
                                                      expires in 2011.




-------------------------------------------------------------------------------


                                                                                                      Other Directorships
Name and Age                  Principal Occupation During Past Five Years                             Held by this Trustee

John F. Cogan, Jr. (83)*      Deputy Chairman and a Director of Pioneer Global Asset Management       None
                              S.p.A. ("PGAM"); Non-Executive Chairman and a Director of Pioneer
                              Investment Management USA Inc. ("PIM-USA"); Chairman and a Director of
                              Pioneer; Chairman and Director of Pioneer Institutional Asset
                              Management, Inc. (since 2006); Director of Pioneer Alternative
                              Investment Management Limited (Dublin); President and a Director of
                              Pioneer Alternative Investment Management (Bermuda) Limited and
                              affiliated funds; Director of PIOGLOBAL Real Estate Investment Fund
                              (Russia) (until June 2006); Director of Nano-C, Inc. (since 2003);
                              Director of Cole Management Inc. (since 2004); Director of Fiduciary
                              Counseling, Inc.; President and Director of Pioneer Funds Distributor,
                              Inc. ("PFD") (until May 2006); President of all of the Pioneer Funds;
                              and Of Counsel, Wilmer Cutler Pickering Hale and Dorr LLP
----------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (51)*     Director, CEO and President of Pioneer Investment Management USA Inc.   None
                              (since February 2007); Director and President of Pioneer Investment
                              Management, Inc. and Pioneer Institutional Asset Management, Inc.
                              (since February 2007); Executive Vice President of all of the Pioneer
                              Funds (since March 2007); Director of Pioneer Global Asset Management
                              S.p.A. (since April 2007); Head of New Markets Division, Pioneer
                              Global Asset Management S.p.A. (2000 - 2007)
----------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Trust's investment adviser and certain of its affiliates.

  "The outstanding capital stock of PFD, Pioneer and PIMSS is indirectly wholly owned by UniCredit S.p.A. (UniCredit), one of the largest banking groups in Italy. Pioneer, the Trust's investment adviser, provides investment management and financial services to mutual funds, institutional and other clients."


                      Pioneer Floating Rate Trust | Annual Report | 11/30/09  57

Independent Trustees

                               Position Held    Length of Service
Name and Age                   with the Trust   and Term of Office       Principal Occupation During Past Five Years

David R. Bock (65)             Trustee          Class I Trustee since    Managing Partner, Federal City Capital Advisors (corporate
                                                2005. Term expires in    advisory services company) (1997 to 2004 and 2008 -
                                                2010.                    present); and Executive Vice President and Chief Financial
                                                                         Officer, I-trax, Inc. (publicly traded health care services company) (2004 - 2007)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)              Trustee          Class III Trustee since  President, Bush International, LLC (international financial
                                                2004. Term expires in    advisory firm)
                                                2012.



------------------------------------------------------------------------------------------------------------------------------------


                               Other Directorships
Name and Age                   Held by this Trustee

David R. Bock (65)             Director of Enterprise Community Investment, Inc. (privately-held affordable housing finance company); and Director of Oxford Analytica,
                               Inc. (privately-held research and consulting company)


----------------------------------------------------------------------------------------------------------
Mary K. Bush (61)              Director of Marriott International, Inc.; Director of Discover Financial
                               Services (credit card issuer and electronic payment services); Director of Briggs & Stratton Co. (engine manufacturer); Director of UAL
                               Corporation (airline holding company); Director of Mantech International
                               Corporation (national security, defense, and intelligence technology firm); and Member, Board of Governors, Investment Company Institute
----------------------------------------------------------------------------------------------------------


58   Pioneer Floating Rate Trust | Annual Report | 11/30/09

                               Position Held    Length of Service
Name and Age                   with the Trust   and Term of Office       Principal Occupation During Past Five Years

Benjamin M. Friedman (65)      Trustee          Class II Trustee since   Professor, Harvard University
                                                September, 2008. Term
                                                expires in 2011.
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (62)      Trustee          Class II Trustee since   Founding Director, Vice-President and Corporate Secretary,
                                                2004. Term expires in    The Winthrop Group, Inc. (consulting firm); and Desautels
                                                2011.                    Faculty of Management, McGill University
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)           Trustee          Class III Trustee since  Chief Executive Officer, Quadriserv, Inc. (technology
                                                2006. Term expires in    products for securities lending industry) (2008 - present);
                                                2012.                    Private investor (2004 - 2008); and Senior Executive Vice
                                                                         President, The Bank of New York (financial and securities
                                                                         services) (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (61)       Trustee          Class III Trustee since  President and Chief Executive Officer, Newbury, Piret &
                                                2004. Term expires in    Company, Inc. (investment banking firm)
                                                2012. Elected by
                                                Preferred Shares only.
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (81)           Trustee          Class I Trustee since    Senior Counsel, Sullivan & Cromwell LLP (law firm)
                                                2004. Term expires in
                                                2010.
------------------------------------------------------------------------------------------------------------------------------------


                               Other Directorships
Name and Age                   Held by this Trustee

Benjamin M. Friedman (65)      None


----------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (62)      None


----------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)           None




----------------------------------------------------------------------------------------------------------
Marguerite A. Piret (61)       Director of New America High Income Fund, Inc. (closed-end investment company)


----------------------------------------------------------------------------------------------------------
Stephen K. West (81)           Director, The Swiss Helvetia Fund, Inc. (closed-end investment company)


----------------------------------------------------------------------------------------------------------


                      Pioneer Floating Rate Trust | Annual Report | 11/30/09  59

Trust Officers

                             Position Held              Length of Service
Name and Age                 with the Trust             and Term of Office

Dorothy E. Bourassa (61)     Secretary                  Since 2004. Serves
                                                        at the discretion of
                                                        the Board
------------------------------------------------------------------------------
Christopher J. Kelley (44)   Assistant Secretary        Since 2004. Serves
                                                        at the discretion of
                                                        the Board
------------------------------------------------------------------------------
Mark E. Bradley (50)         Treasurer                  Since 2008. Serves
                                                        at the discretion of
                                                        the Board


------------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Treasurer        Since 2004. Serves
                                                        at the discretion of
                                                        the Board
------------------------------------------------------------------------------
Gary Sullivan (51)           Assistant Treasurer        Since 2004. Serves
                                                        at the discretion of
                                                        the Board
------------------------------------------------------------------------------
David F. Johnson (29)        Assistant Treasurer        Since 2009. Serves
                                                        at the discretion of
                                                        the Board

------------------------------------------------------------------------------


                                                                                                                Other Directorships
Name and Age                Principal Occupation During Past Five Years                                         Held by this Trustee

Dorothy E. Bourassa (61)    Secretary of PIM-USA; Senior Vice President - Legal of Pioneer; Secretary/Clerk of  None
                            most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer Funds since
                            September 2003 (Assistant Secretary from November 2000 to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44)  Associate General Counsel of Pioneer since January 2008 and Assistant Secretary of  None all of the Pioneer Funds since September 2003; Vice President and Senior Counsel of Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (50)        Vice President - Fund Accounting, Administration and Controllership Services of     None
                            Pioneer; and Treasurer of all of the Pioneer Funds since March 2008; Deputy
                            Treasurer of Pioneer from March 2004 to February 2008; Assistant Treasurer of all of the Pioneer Funds from March 2004 to February 2008; and Treasurer and Senior
                            Vice President, CDC IXIS Asset Management Services from 2002 to 2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (44)       Assistant Vice President - Fund Accounting, Administration and Controllership       None
                            Services of Pioneer; and Assistant Treasurer of all of the Pioneer Funds

------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (51)          Fund Accounting Manager - Fund Accounting, Administration and Controllership        None
                            Services of Pioneer; and Assistant Treasurer of all of the Pioneer Funds

------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (29)       Fund Administration Manager - Fund Accounting, Administration and Controllership    None
                            Services since November 2008 and Assistant Treasurer of all of the Pioneer Funds
                            since January 2009; Client Service Manager - Institutional Investor Services at
                            State Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------


60   Pioneer Floating Rate Trust | Annual Report | 11/30/09

                             Position Held              Length of Service
Name and Age                 with the Trust             and Term of Office

Teri W. Anderholm (50)       Chief Compliance Officer   Since 2007. Serves
                                                        at the discretion of
                                                        the Board

------------------------------------------------------------------------------


                                                                                                               Other Directorships
Name and Age               Principal Occupation During Past Five Years                                         Held by this Trustee

Teri W. Anderholm (50)     Chief Compliance Officer of Pioneer since December 2006 and of all the Pioneer      None
                           Funds since January 2007; Vice President and Compliance Officer, MFS Investment
                           Management (August 2005 to December 2006); Consultant, Fidelity Investments
                           (February 2005 to July 2005); Independent Consultant (July 1997 to February 2005)
-----------------------------------------------------------------------------------------------------------------------------------



                      Pioneer Floating Rate Trust | Annual Report | 11/30/09  61

                            This page for your notes.


62   Pioneer Floating Rate Trust | Annual Report | 11/30/09

                            This page for your notes.


                      Pioneer Floating Rate Trust | Annual Report | 11/30/09  63

                            This page for your notes.


64   Pioneer Floating Rate Trust | Annual Report | 11/30/09

                            This page for your notes.


                      Pioneer Floating Rate Trust | Annual Report | 11/30/09  65

                            This page for your notes.


66   Pioneer Floating Rate Trust | Annual Report | 11/30/09

                            This page for your notes.


                      Pioneer Floating Rate Trust | Annual Report | 11/30/09  67

                            This page for your notes.


68   Pioneer Floating Rate Trust | Annual Report | 11/30/09

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------

Account Information                              1-800-710-0935
Telecommunications Device for the Deaf (TDD)     1-800-231-5469
Or write to AST:
--------------------------------------------------------------------------------
For                                              Write to

General inquiries, lost dividend checks,         American Stock
change of address, lost stock certificates,      Transfer & Trust
stock transfer                                   Operations Center
                                                 6201 15th Ave.
                                                 Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                American Stock
                                                 Transfer & Trust
                                                 Wall Street Station
                                                 P.O. Box 922
                                                 New York, NY 10269-0560

Website                                          www.amstock.com

The Trust files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust's Chief Executive Officer is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Trust of the Exchange's Corporate Governance Standards applicable to the Trust. The Trust has signed such certification.

[LOGO]PIONEER
      Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
pioneerinvestments.com










Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2010 Pioneer Investments 19447-03-0110



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the filings of its Form N-1A, totaled approximately $84,000 in 2009 and approximately $48,700 in 2008.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
Audit related fees for the Fund's audit related services totaled approximately $9,650 and $9,650 in 2009 and 2008, respectively.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $8,290 in 2009 and $8,290 in 2008.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no fees for other services
provided to the Fund during the fiscal years ended
November 30, 2009 and 2008.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended November 30, 2009 and 2008, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately
$17,940 in 2009 and $17,940 in 2008.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately-designated standing audit committe eestablished in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

		    Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.

Other Accounts Managed by the Portfolio Managers. The table below indicates, for each portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of November 30, 2009. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Name of Portfolio     Type of Account      Number of         Total Assets        Number of          Assets Managed
Manager                                    Accounts Managed  Managed             Accounts Managed   for which
                                                                                 for which          Advisory Fee is
                                                                                 Advisory Fee is    Performance-Based
                                                                                 Performance-Based
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------
Jonathan Sharkey      Other Registered     2                 $267,728,000        N/A                N/A
                      Investment
                      Companies
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Pooled         0                 0                   N/A                N/A
                      Investment Vehicles
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      -------------------- ----------------- ------------------- ------------------ -------------------
                      Other Accounts       1                 $53,388,000         N/A                N/A
--------------------- -------------------- ----------------- ------------------- ------------------ -------------------


Potential Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Managers" below.

     o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

     o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

     o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

     o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

     o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


Compensation of Portfolio Managers. Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

 o Quantitative Investment Performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Barclays Capital High Yield Bank Loan Performing Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

o Qualitative Performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

o Pioneer Results and Business Line Results. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers may participate in other programs designed to reward and retain key contributors. Senior executives or other key employees may be granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.

Share Ownership by Portfolio Manager. The following table indicates as of November 31, 2009 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.

---------------------------------------- -------------------------------------------------------------------
Name of Portfolio Manager                Beneficial Ownership of the Fund*
---------------------------------------- -------------------------------------------------------------------
---------------------------------------- -------------------------------------------------------------------
Jonathan Sharkey                         A
---------------------------------------- -------------------------------------------------------------------


*Key to Dollar Ranges

A. None
B. $1 - $10,000
C. $10,001 - $50,000
D. $50,001 - $100,000
E. $100,001 - $500,000
F. $500,001 - $1,000,000
G. Over $1,000,000




Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the execution of an existing control relating to the sub-adviser's review of portfolio holdings. This deficiency did not materially impact the accuracy of the fund's financial statements attached in Item 1. There was no material impact to the shareholders and fund management discussed this matter with the Registrant's Audit Committee and auditors. The control structure has been altered as disclosed in Item 11(b) below.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There have been no significant changes in the Registrant's internal control over financial reporting that occurred during the Registrant's second fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

As referenced above, on November 11, 2008, the Board of Trustees determined not to continue the investment sub-advisory agreement with the sub-adviser. The sub-advisory agreement terminated in accordance with its terms on December 31, 2008. On January 1, 2009, the Registrant's investment adviser assumed full responsibility for the day-to-day investment management of the Registrant and therefore the former sub-adviser's controls no longer affect the Registrant's internal controls over financial reporting.


The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Floating Rate Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date January 29, 2010


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date January 29, 2010


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date January 29, 2010

* Print the name and title of each signing officer under his or her signature.